Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Nine Months Ended October 31, 2009 and 2008

Forest City Enterprises, Inc. and Subsidiaries
Three and Nine Months Ended October 31, 2009 and 2008
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Loss	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-17

Supplemental Financial Information
Projects Under Development Debt and Mortgage Financings	18
Scheduled Maturities Table	19-20
Upcoming Maturities Summary	21-24
Consolidated Balance Sheet Information	25-28
Consolidated Earnings Information	29-32
Investments in and Advances to Affiliates	33-35
Real Estate Activity	36-39
Results of Operations Summary	40-42
Reconciliation of Net Loss to EBDT	43-44
Summary of EBDT	45-56

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2009, as updated in Part II, Item 1A of our Form 10-Q for the three months ended April 30, 2009 and our Form 10-Q for the nine months ended October 31, 2009, and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current market conditions on our liquidity, ability to finance or refinance projects and repay our debt, the impact of the current economic environment on our ownership, development and management of our commercial real estate portfolio, general real estate investment and development risks, liquidity risks we could face if we do not close the transaction with Onexim Group to create a strategic partnership for our Brooklyn Atlantic Yards project, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a member of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $11.9 billion of assets in 27 states and the District of Columbia at October 31, 2009. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at October 31, 2009. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and nine months ended October 31, 2009. Effective February 1, 2009, we were required to adopt new accounting guidance on accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) and noncontrolling interests in our consolidated financial statements. These new accounting standards required us to adjust the prior year financial statements to show retrospective application upon adoption including classifying noncontrolling interest as a component of total equity. See pages 8 and 9 of our Form 10-Q for further discussion.
This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2009 on pages 60-72.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REITs”), but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 42-44.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings (loss), retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and nine months ended October 31, 2009 and 2008.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 42), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, and reconciliation from NOI to comparable NOI are provided on pages 5-7 of this document, and a reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2009, as amended on Form 10-K/A filed September 25, 2009 and updated on Form 8-K filed October 19, 2009, can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - October 31, 2009 and 2008
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	October 31, 2009	October 31, 2009	October 31, 2008	October 31, 2008

Retail
Comparable	90.1%	90.0%	91.6%	92.4%
Total	88.4%	88.4%	90.4%	91.4%
Office
Comparable	89.4%	89.7%	90.0%	90.0%
Total	88.9%	89.1%	89.7%	89.7%
Residential (1)
Comparable	92.6%	90.4%	92.9%	92.4%
Total	91.1%	86.5%	91.1%	89.6%
Hotels
Comparable and Total		68.5%		70.7%
Comparable ADR and Total ADR		$139.56		$146.07
(1)	Excludes military housing units.
Retail and office occupancy as of October 31, 2009 and 2008 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of October 31, 2009 and 2008 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of October 31, 2009 and 2008 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2009 and 2008 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the nine months ended October 31, 2009 and 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and nine months ended October 31, 2009 and 2008. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended October 31, 2009		Nine Months Ended October 31, 2009

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	(2.0%)	(1.7%)	(2.6%)	(2.0%)

Office	5.8%	5.6%	7.4%	6.2%

Hotel	6.2%	6.2%	(11.9%)	(11.9%)

Residential	(2.5%)	(3.9%)	(1.4%)	(3.3%)

Total	1.3%	0.8%	0.8%	0.1%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended October 31, 2009					Three Months Ended October 31, 2008					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$59,345	$2,965	$5,540	$-	$61,920	$60,584	$3,194	$5,597	$-	$62,987	(2.0%)	(1.7%)

Total	62,919	2,896	5,600	-	65,623	61,510	3,007	5,657	656	64,816

Office Buildings
Comparable	66,058	2,622	2,353	-	65,789	62,444	2,613	2,440	-	62,271	5.8%	5.6%

Total	61,493	2,592	2,433	-	61,334	65,079	2,618	2,440	-	64,901

Hotels
Comparable	5,473	-	-	-	5,473	5,152	-	-	-	5,152	6.2%	6.2%

Total	5,473	-	-	-	5,473	5,152	-	-	-	5,152

Earnings from Commercial
Land Sales	1,089	-	-	-	1,089	2,535	181	-	-	2,354

Other (1)	(1,806)	(99)	(790)	-	(2,497)	(8,059)	430	(467)	-	(8,956)

Total Commercial Group
Comparable	130,876	5,587	7,893	-	133,182	128,180	5,807	8,037	-	130,410	2.1%	2.1%

Total	129,168	5,389	7,243	-	131,022	126,217	6,236	7,630	656	128,267

Residential Group Apartments
Comparable	27,988	684	6,037	-	33,341	28,701	778	6,787	-	34,710	(2.5%)	(3.9%)

Total	29,568	714	6,993	1,653	37,500	31,279	764	7,915	3,066	41,496

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	7,918	110	279	-	8,087	15,110	3,532	(1,282)	-	10,296

Other (1)	(4,378)	18	-	-	(4,396)	(8,447)	54	-	-	(8,501)

Total Residential Group
Comparable	27,988	684	6,037	-	33,341	28,701	778	6,787	-	34,710	(2.5%)	(3.9%)

Total	33,108	842	7,272	1,653	41,191	37,942	4,350	6,633	3,066	43,291

Total Rental Properties
Comparable	158,864	6,271	13,930	-	166,523	156,881	6,585	14,824	-	165,120	1.3%	0.8%

Total	162,276	6,231	14,515	1,653	172,213	164,159	10,586	14,263	3,722	171,558

Land Development Group (3)	(1,130)	127	(1,767)	-	(3,024)	(11,245)	(1,349)	89	-	(9,807)

The Nets	(10,853)	-	2,499	-	(8,354)	(9,859)	-	1,904	-	(7,955)

Corporate Activities	(9,240)	-	-	-	(9,240)	(7,691)	-	-	-	(7,691)

Grand Total	$141,053	$6,358	$15,247	$1,653	$151,595	$135,364	$9,237	$16,256	$3,722	$146,105

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $3,758 and $12,500 at both full and pro-rata consolidation for the three months ended October 31, 2009 and 2008, respectively.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

(3)	Includes reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee in 2008 of $12,434,000.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Nine Months Ended October 31, 2009						Nine Months Ended October 31, 2008					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$173,579	$8,733	$16,593	$-	$181,439	$178,173	$9,495	$16,521	$-	$185,199	(2.6%)	(2.0%)

Total	187,910	8,761	18,433	481	198,063	182,000	9,322	17,727	1,873	192,278

Office Buildings
Comparable	153,690	7,560	7,037	-	153,167	143,083	6,406	7,572	-	144,249	7.4%	6.2%

Total	190,755	7,895	7,221	-	190,081	190,139	7,866	7,679	-	189,952

Hotels
Comparable	10,803	-	-	-	10,803	12,256	-	-	-	12,256	(11.9%)	(11.9%)

Total	10,803	-	-	-	10,803	12,256	-	-	-	12,256

Earnings from Commercial Land Sales	5,560	476	-	-	5,084	8,412	2,421	-	-	5,991

Other (1)	(9,622)	445	(3,172)	-	(13,239)	(34,307)	(165)	(2,574)	-	(36,716)

Total Commercial Group
Comparable	338,072	16,293	23,630	-	345,409	333,512	15,901	24,093	-	341,704	1.4%	1.1%

Total	385,406	17,577	22,482	481	390,792	358,500	19,444	22,832	1,873	363,761

Residential Group Apartments
Comparable	83,034	2,072	18,018	-	98,980	84,220	2,189	20,283	-	102,314	(1.4%)	(3.3%)

Total	91,654	2,900	21,136	4,553	114,443	88,902	2,175	23,482	9,626	119,835

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	28,902	148	733	-	29,487	40,749	3,928	778	-	37,599

Other (1)	(21,526)	90	-	-	(21,616)	(23,049)	143	-	-	(23,192)

Total Residential Group
Comparable	83,034	2,072	18,018	-	98,980	84,220	2,189	20,283	-	102,314	(1.4%)	(3.3%)

Total	99,030	3,138	21,869	4,553	122,314	106,602	6,246	24,260	9,626	134,242

Total Rental Properties
Comparable	421,106	18,365	41,648	-	444,389	417,732	18,090	44,376	-	444,018	0.8%	0.1%

Total	484,436	20,715	44,351	5,034	513,106	465,102	25,690	47,092	11,499	498,003

Land Development Group (3)	1,642	177	(1,602)	-	(137)	(5,087)	(930)	367	-	(3,790)

The Nets	(29,841)	-	5,448	-	(24,393)	(31,880)	-	5,207	-	(26,673)

Corporate Activities	(31,855)	-	-	-	(31,855)	(31,274)	-	-	-	(31,274)

Grand Total	$424,382	$20,892	$48,197	$5,034	$456,721	$396,861	$24,760	$52,666	$11,499	$436,266

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $21,398 and $41,452 at full consolidation ($21,398 and $39,206 at pro-rata consolidation) for the nine months ended October 31, 2009 and 2008, respectively.

(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.

(3)	Includes reduction in fair value of the DURA purchase obligation and fee in 2008 of $12,434,000.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended October 31, 2009					Three Months Ended October 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$306,100	$12,447	$74,528	$1,688	$369,869	$330,381	$16,129	$87,802	$4,149	$406,203
Exclude straight-line rent adjustment (1)	(4,774)	-	-	-	(4,774)	(6,062)	-	-	(48)	(6,110)

Adjusted revenues	301,326	12,447	74,528	1,688	365,095	324,319	16,129	87,802	4,101	400,093

Operating expenses	171,684	6,276	51,910	35	217,353	200,441	7,295	66,096	416	259,658
Add back non-Real Estate depreciation and amortization (b)	3,412	-	2,351	-	5,763	3,119	-	1,326	-	4,445
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	161	-	161	-	-	64	-	64
Exclude straight-line rent adjustment (2)	(1,610)	-	-	-	(1,610)	(1,587)	-	-	-	(1,587)
Exclude preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)

Adjusted operating expenses	172,901	6,276	54,422	35	221,082	201,096	7,295	67,486	416	261,703

Add interest and other income	5,522	200	1,661	-	6,983	6,752	293	602	37	7,098
Add equity in earnings (loss), including impairment of unconsolidated entities	(11,836)	(13)	12,422	-	599	(3,198)	110	3,925	-	617
Exclude gain on disposition of unconsolidated entities	(4,498)	-	4,498	-	-	(200)	-	200	-	-
Exclude impairment of unconsolidated entities	13,200	-	(13,200)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	10,240	-	(10,240)	-	-	8,787	-	(8,787)	-	-

Net Operating Income	141,053	6,358	15,247	1,653	151,595	135,364	9,237	16,256	3,722	146,105

Interest expense	(87,863)	(4,032)	(17,121)	(502)	(101,454)	(97,081)	(3,617)	(16,227)	(1,883)	(111,574)

Gain (loss) on early extinguishment of debt	28,902	-	1,874	-	30,776	3,692	-	(29)	-	3,663

Equity in earnings (loss), including impairment of unconsolidated entities	11,836	13	(12,422)	-	(599)	3,198	(110)	(3,925)	-	(617)

Gain on disposition of unconsolidated entities	4,498	-	-	-	4,498	200	-	-	-	200

Impairment of unconsolidated entities	(13,200)	-	-	-	(13,200)	-	-	-	-	-

Depreciation and amortization of unconsolidated entities (see above)	(10,240)	-	10,240	-	-	(8,787)	-	8,787	-	-

Impairment of real estate	(549)	-	-	(9,775)	(10,324)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(62,981)	(1,687)	(9,795)	(195)	(71,284)	(60,919)	(1,044)	(8,399)	(1,451)	(69,725)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,562)	(126)	(445)	(7)	(3,888)	(2,838)	(114)	(388)	(106)	(3,218)

Straight-line rent adjustment (1) + (2)	3,164	-	-	-	3,164	4,475	-	-	48	4,523

Preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)

Earnings (loss) before income taxes	10,473	526	(12,422)	(8,826)	(11,301)	(23,573)	4,352	(3,925)	330	(31,520)

Income tax provision	2,895	-	-	3,423	6,318	11,916	-	-	(128)	11,788
Equity in earnings (loss), including impairment of unconsolidated entities	(11,836)	(13)	12,422	-	599	(3,198)	110	3,925	-	617

Earnings (loss) from continuing operations	1,532	513	-	(5,403)	(4,384)	(14,855)	4,462	-	202	(19,115)

Discontinued operations, net of tax	(5,403)	-	-	5,403	-	202	-	-	(202)	-

Net earnings (loss)	(3,871)	513	-	-	(4,384)	(14,653)	4,462	-	-	(19,115)

Net earnings attributable to noncontrolling interest	(513)	(513)	-	-	-	(4,462)	(4,462)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(4,384)	$-	$-	$-	$(4,384)	$(19,115)	$-	$-	$-	$(19,115)

(a) Depreciation and amortization - Real Estate Groups	$62,981	$1,687	$9,795	$195	$71,284	$60,919	$1,044	$8,399	$1,451	$69,725
(b) Depreciation and amortization - Non-Real Estate	3,412	-	2,351	-	5,763	3,119	-	1,326	-	4,445

Total depreciation and amortization	$66,393	$1,687	$12,146	$195	$77,047	$64,038	$1,044	$9,725	$1,451	$74,170

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,562	$126	$445	$7	$3,888	$2,838	$114	$388	$106	$3,218
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	161	-	161	-	-	64	-	64

Total amortization of mortgage procurement costs	$3,562	$126	$606	$7	$4,049	$2,838	$114	$452	$106	$3,282

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
     Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Nine Months Ended October 31, 2009					Nine Months Ended October 31, 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$932,889	$38,008	$262,820	$5,476	$1,163,177	$960,007	$47,695	$287,144	$13,114	$1,212,570
Exclude straight-line rent adjustment (1)	(14,398)	-	-	(12)	(14,410)	(8,055)	-	-	(147)	(8,202)

Adjusted revenues	918,491	38,008	262,820	5,464	1,148,767	951,952	47,695	287,144	12,967	1,204,368

Operating expenses	532,000	17,578	187,980	430	702,832	593,306	24,338	211,607	1,604	782,179
Add back non-Real Estate depreciation and amortization (b)	10,372	-	12,348	-	22,720	9,940	-	14,765	-	24,705
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	402	-	402	-	-	169	-	169
Exclude straight-line rent adjustment (2)	(4,857)	-	-	-	(4,857)	(4,780)	-	-	-	(4,780)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)

Adjusted operating expenses	535,759	17,578	200,730	430	719,341	595,722	24,338	226,541	1,604	799,529

Add interest and other income	23,924	543	2,866	-	26,247	27,976	1,420	3,685	136	30,377
Add equity in earnings (loss), including impairment of unconsolidated entities	(45,140)	(81)	46,107	-	1,048	(18,787)	(17)	19,820	-	1,050
Exclude gain on disposition of unconsolidated entities	(4,498)	-	4,498	-	-	(1,081)	-	1,081	-	-
Exclude impairment of unconsolidated entities	34,663	-	(34,663)	-	-	6,026	-	(6,026)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	32,701	-	(32,701)	-	-	26,497	-	(26,497)	-	-

Net Operating Income	424,382	20,892	48,197	5,034	456,721	396,861	24,760	52,666	11,499	436,266

Interest expense	(258,434)	(10,832)	(49,895)	(2,184)	(299,681)	(259,450)	(10,359)	(52,407)	(5,721)	(307,219)

Gain (loss) on early extinguishment of debt	37,965	-	1,698	-	39,663	(1,539)	(119)	(51)	-	(1,471)
Equity in earnings (loss), including impairment of unconsolidated entities	45,140	81	(46,107)	-	(1,048)	18,787	17	(19,820)	-	(1,050)

Gain on disposition of unconsolidated entities	4,498	-	-	-	4,498	1,081	-	-	-	1,081

Impairment of unconsolidated entities	(34,663)	-	-	-	(34,663)	(6,026)	-	-	-	(6,026)

Depreciation and amortization of unconsolidated entities (see above)	(32,701)	-	32,701	-	-	(26,497)	-	26,497	-	-

Gain on disposition of rental properties and other investments	-	-	-	4,548	4,548	150	-	-	8,627	8,777

Preferred return on disposition	-	-	-	-	-	-	-	(208)	-	(208)

Impairment of real estate	(3,124)	-	-	(9,775)	(12,899)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(189,287)	(3,412)	(31,214)	(1,347)	(218,436)	(188,670)	(3,575)	(25,167)	(3,911)	(214,173)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(10,645)	(449)	(1,487)	(50)	(11,733)	(8,723)	(383)	(1,330)	(339)	(10,009)

Straight-line rent adjustment (1) + (2)	9,541	-	-	12	9,553	3,275	-	-	147	3,422

Preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)

Earnings (loss) before income taxes	(9,084)	6,280	(46,107)	(3,762)	(65,233)	(73,495)	10,341	(19,820)	10,302	(93,354)

Income tax provision	25,874	-	-	1,459	27,333	28,382	-	-	(3,981)	24,401
Equity in earnings (loss), including impairment of unconsolidated entities	(45,140)	(81)	46,107	-	1,048	(18,787)	(17)	19,820	-	1,050

Earnings (loss) from continuing operations	(28,350)	6,199	-	(2,303)	(36,852)	(63,900)	10,324	-	6,321	(67,903)

Discontinued operations, net of tax	(2,303)	-	-	2,303	-	6,321	-	-	(6,321)	-

Net earnings (loss)	(30,653)	6,199	-	-	(36,852)	(57,579)	10,324	-	-	(67,903)

Net earnings attributable to noncontrolling interest	(6,199)	(6,199)	-	-	-	(10,324)	(10,324)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(36,852)	$-	$-	$-	$(36,852)	$(67,903)	$-	$-	$-	$(67,903)

(a) Depreciation and amortization - Real Estate Groups	$189,287	$3,412	$31,214	$1,347	$218,436	$188,670	$3,575	$25,167	$3,911	$214,173
(b) Depreciation and amortization - Non-Real Estate	10,372	-	12,348	-	22,720	9,940	-	14,765	-	24,705

Total depreciation and amortization	$199,659	$3,412	$43,562	$1,347	$241,156	$198,610	$3,575	$39,932	$3,911	$238,878

(c) Amortization of mortgage procurement costs - Real Estate Groups	$10,645	$449	$1,487	$50	$11,733	$8,723	$383	$1,330	$339	$10,009
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	402	-	402	-	-	169	-	169

Total amortization of mortgage procurement costs	$10,645	$449	$1,889	$50	$12,135	$8,723	$383	$1,499	$339	$10,178

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of October 31, 2009

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2009	91	341,511	2.71%	$6,681,659	2.42%	$24.36
2010	250	599,143	4.75	15,028,665	5.44	30.98
2011	330	1,194,650	9.48	28,225,976	10.22	28.49
2012	239	925,596	7.34	22,352,373	8.10	27.95
2013	234	1,027,701	8.15	25,077,209	9.08	27.48
2014	208	966,678	7.67	20,238,298	7.33	27.23
2015	167	771,701	6.12	18,173,524	6.58	27.49
2016	228	1,201,090	9.53	32,793,756	11.88	37.79
2017	150	1,020,477	8.10	22,588,385	8.18	25.97
2018	170	856,466	6.80	18,191,261	6.59	23.32
2019	93	886,353	7.03	18,845,869	6.83	22.81
Thereafter	92	2,810,976	22.32	47,909,903	17.35	19.61

Total	2,252	12,602,342	100.00%	$276,106,878	100.00%	$26.17

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of October 31, 2009

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2009	24	102,024	0.93%	$2,131,818	0.68%	$23.05
2010	92	1,120,742	10.26	24,006,921	7.63	25.14
2011	68	698,954	6.40	16,539,531	5.26	26.44
2012	74	1,109,527	10.16	31,722,090	10.08	30.37
2013	73	1,168,280	10.70	26,839,777	8.53	24.46
2014	39	785,026	7.19	20,529,419	6.52	30.40
2015	10	255,836	2.34	4,665,093	1.48	19.12
2016	20	484,252	4.43	9,370,983	2.98	22.06
2017	17	251,670	2.30	7,966,325	2.53	34.39
2018	16	1,048,025	9.60	30,014,917	9.54	32.59
2019	17	689,141	6.31	16,355,416	5.20	25.62
Thereafter	35	3,206,569	29.38	124,485,681	39.57	40.73

Total	485	10,920,046	100.00%	$314,627,971	100.00%	$31.30

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of October 31, 2009

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	515,097	4.09%
Bass Pro Shops, Inc.	3	510,855	4.05
Regal Entertainment Group	5	381,461	3.03
TJX Companies	10	313,861	2.49
The Gap	24	305,756	2.43
The Home Depot	2	282,000	2.24
Dick’s Sporting Goods	5	257,486	2.04
The Limited	39	230,934	1.83
Abercrombie & Fitch Stores, Inc.	30	223,567	1.77
Footlocker, Inc.	40	153,693	1.22
Pathmark Stores, Inc.	2	123,500	0.98
American Eagle Outfitters	19	109,994	0.87
H&M	6	77,327	0.62

Subtotal	191	3,485,531	27.66

All Others	2,061	9,116,811	72.34

Total	2,252	12,602,342	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of October 31, 2009

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.15%
Millennium Pharmaceuticals, Inc.	628,934	5.76
U.S. Government	620,402	5.68
Morgan Stanley & Co.	444,685	4.07
Securities Industry Automation Corp.	433,971	3.97
Wellchoice, Inc.	392,514	3.59
JP Morgan Chase & Co.	385,254	3.53
Forest City Enterprises, Inc. (1)	368,909	3.38
Bank of New York	323,043	2.96
National Grid	254,034	2.33
Alkermes, Inc.	210,248	1.93
Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.77
Covington & Burling, LLP	160,565	1.47
Seyfarth Shaw, LLP	96,909	0.89

Subtotal	5,402,902	49.48

All Others	5,517,144	50.52

Total	10,920,046	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2009
2009 Openings and Acquisitions (2)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units	Area
						(in millions)

Retail Centers:
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$107.0	$107.0	$107.0	127,000	127,000

Residential:
North Church Towers (d)	Parma Heights, OH	A	Q3-09	100.0%	100.0%	$5.6	$5.6	$5.6	399

Total Openings and Acquisitions						$112.6	$112.6	$112.6

Residential Phased-In Units (e) (f):									Opened in ‘09 / Total
Cobblestone Court	Painesville, OH	D	2006-09	50.0%	50.0%	$0.0	$30.3	$15.2	72/400
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0	36/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	36/348

Total (g)						$0.0	$71.5	$35.9	144/964

See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2009
Under Construction (7)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area		Commitment %
							(in millions)

Retail Centers:
East River Plaza (e) (f) (m)	Manhattan, NY	D	Q4-09/10	35.0%	50.0%	$0.0	$398.1	$199.1	527,000		527,000		92%
Village at Gulfstream Park	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	203.6	203.6	101.8	497,000		497,000	(j)	70%
Ridge Hill (e)	Yonkers, NY	D	2011/2012	70.0%	100.0%	798.7	798.7	798.7	1,336,000		1,336,000	(k)	33%

						$1,002.3	$1,400.4	$1,099.6	2,360,000		2,360,000

Office:
Waterfront Station - East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$326.7	$326.7	$147.0	628,000	(l)			97%

Residential:
80 Dekalb Avenue (e)	Brooklyn, NY	D	Q4-09/10	70.0%	100.0%	$163.3	$163.3	$163.3	365
Presidio	San Francisco, CA	D	Q3-10	100.0%	100.0%	110.7	110.7	110.7	161
Beekman (e)	Manhattan, NY	D	Q1-11/12	49.0%	70.0%	875.7	875.7	613.0	904

						$1,149.7	$1,149.7	$887.0	1,430

Total Under Construction (h)						$2,478.7	$2,876.8	$2,133.6

Residential Phased-In Units (e) (f):									Under Const./Total
Cobblestone Court	Painesville, OH	D	2006-09	50.0%	50.0%	$0.0	$30.3	$15.2	24/400
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	96/348

Total (i)						$0.0	$55.6	$27.9	120/748

See attached footnotes.
Military Housing – see footnote n.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

October 31, 2009 Footnotes
(a)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	The Company exchanged its 50% ownership interest in Boulevard Towers, an apartment community located in Amherst, New York, for 100% ownership in North Church Towers, in a nonmonetary exchange.

(e)	Phased-in openings. Costs are representative of the total project.

(f)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(g)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $35.9 million consists of the Company’s share of cost for unconsolidated investments of $35.9 million.

(h)
The difference between the full consolidation cost amount (GAAP) of $2,478.7 million to the Company’s pro-rata share (a non-GAAP measure) of $2,133.6 million consists of a reduction to full consolidation for noncontrolling interest of $544.2 million of cost and the addition of its share of cost for unconsolidated investments of $199.1 million.

(i)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $27.9 million consists of the Company’s share of cost for unconsolidated investments of $27.9 million.

(j)
Includes 89,000 square feet of office space. Excluding this office space from the calculation of the preleased percentage would result in the retail space being 85% preleased. In addition, includes 35,000 square feet site for Crate & Barrel, opening Q4-09.

(k)	Includes 156,000 square feet of office space.

(l)	Includes 85,000 square feet of retail space.

(m)	Total cost includes construction of the 1,248-space parking garage and structural upgrades to accommodate a possible future residential project above the retail center.

(n)
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction, and management services for these projects and receives agreed upon fees for these services. (See pages 6-7 for net fee revenue included in NOI.)

Property	Location	Anticipated Opening	FCE Pro-Rata %	Cost at Full Consolidation	Total Cost at 100%	Sq. ft./ No. of Units
				(in millions)

Military Housing — Under Construction (7)
Navy Midwest	Chicago, IL	2006-2010	*	$0.0	$248.8	1,658
Air Force Academy	Colorado Springs, CO	2007-2009	50.0%	0.0	69.5	427
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	280.5	2,986
Midwest Millington	Memphis, TN	2008-2010	*	0.0	37.0	318
Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	293.3	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	535.1	2,520
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	364.0	917

Total Military Housing Under Construction				$0.0	$1,828.2	10,001

* The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2009
Equity Requirements for Projects Under Construction (1)

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro - Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

			(dollars in millions)

Total Cost Under Construction	$2,876.8	$398.1	$2,478.7	$544.2	$199.1	$2,133.6
Total Loan Draws and Other Sources at Completion (2)	2,111.2	285.0	1,826.2	387.0	142.5	1,581.7

Net Equity at Completion	$765.6	$113.1	$652.5	$157.2	$56.6	$551.9

Net Costs Incurred to Date	$2,005.3	$353.4	$1,651.9	$396.3	$176.7	$1,432.3
Loan Draws and Other Sources to Date	1,363.6	211.1	1,152.5	246.9	105.5	1,011.1

Net Equity to Date	$641.7	$142.3	$499.4	$149.4	$71.2	$421.2

% of Total Equity	84%		77%			76%

Remaining Costs	$871.5	$44.7	$826.8	$147.9	$22.4	$701.3
Remaining Loan Draws and Other Sources (3)	747.6	73.9	673.7	140.1	37.0	570.6

Remaining Equity	$123.9	$(29.2)	$153.1	$7.8	$(14.6)	$130.7

% of Total Equity	16%		23%			24%
(1)	This schedule includes only the seven properties listed on page 15. This does not include costs associated with phased-in units, operating property renovations and military housing.

(2)	“Other Sources” includes third party subsidies, tax credit proceeds and outlot land sales.

(3)
Three of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $165.9 million at 100% and at full consolidation, and $88.5 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Debt for Projects under Development
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of October 31, 2009, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Outstanding
Fixed	$-	$-	$96,201	$96,201
Variable
Taxable	1,028,706	273,397	97,426	852,735
Tax-Exempt	335,660	61,986	20,000	293,674

Total outstanding on projects under development (1)	$1,364,366	$335,383	$213,627	$1,242,610

Commitment
Fixed	$-	$-	$99,061	$99,061
Variable
Taxable	1,661,893	425,950	127,831	1,363,774
Tax-Exempt	335,660	61,986	20,000	293,674

Total commitment	$1,997,553	$487,936	$246,892	$1,756,509

(1)
Proceeds from outstanding debt of $137,349 and $138,383, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Mortgage Financings
Our primary capital strategy seeks to isolate the operating and financial risk at the property level to maximize returns and reduce risk on and of our equity capital. As such, substantially all of our operating and development properties are separately encumbered with nonrecourse mortgage debt.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders at current market terms. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that is coming due in the next 24 months. During the nine months ended October 31, 2009, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)

Refinancings	$277,841	$62,031	$31,493	$247,303
Loan extensions/additional fundings	1,095,701	84,464	143,505	1,154,742

	$1,373,542	$146,495	$174,998	$1,402,045

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of October 31, 2009

	Period Ending January 31, 2010				Fiscal Year Ending January 31, 2011
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$49,126	$649	$11,052	$59,529	$221,611	$15,326	$23,148	$229,433
Weighted average rate	6.29%	6.35%	6.77%	6.38%	7.18%	6.49%	7.09%	7.22%

Variable:
Variable-rate debt	283,237	14,380	103,064	371,921	453,128	53,014	17,666	417,780
Weighted average rate	2.29%	2.28%	1.75%	2.14%	3.16%	3.48%	2.71%	3.10%

Tax-Exempt	-	-	43,688	43,688	-	-	-	-
Weighted average rate	-%	-%	0.85%	0.85%	-%	-%	-%	-%

Total variable-rate debt	283,237	14,380	146,752	415,609	453,128	53,014	17,666	417,780

Total Nonrecourse Mortgage Debt	$332,363	$15,029	$157,804	$475,138	$674,739	$68,340	$40,814	$647,213
Weighted Average Rate	2.89%	2.45%	1.85%	2.56%	4.48%	4.16%	5.19%	4.56%

	Fiscal Year Ending January 31, 2012				Fiscal Year Ending January 31, 2013
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$354,292	$4,183	$74,734	$424,843	$330,529	$7,574	$30,059	$353,014
Weighted average rate	7.03%	5.10%	6.28%	6.91%	5.98%	6.22%	6.54%	6.02%

Variable:
Variable-rate debt	391,782	146,205	69,199	314,776	643,687	72,367	4,704	576,024
Weighted average rate	3.39%	3.62%	3.31%	3.26%	5.44%	3.09%	2.88%	5.72%

Tax-Exempt	132,430	67	-	132,363	204,616	62,057	-	142,559
Weighted average rate	2.66%	3.76%	-%	2.66%	2.72%	2.72%	-%	2.72%

Total variable-rate debt	524,212	146,272	69,199	447,139	848,303	134,424	4,704	718,583

Total Nonrecourse Mortgage Debt	$878,504	$150,455	$143,933	$871,982	$1,178,832	$141,998	$34,763	$1,071,597
Weighted Average Rate	4.74%	3.66%	4.85%	4.95%	5.12%	3.10%	6.04%	5.42%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of October 31, 2009

	Fiscal Year Ending January 31, 2014				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$751,859	$14,663	$42,664	$779,860	$2,322,159	$178,713	$831,281	$2,974,727
Weighted average rate	5.85%	5.61%	5.81%	5.85%	5.88%	5.91%	5.74%	5.84%

Variable:
Variable-rate debt	46,412	-	1,754	48,166	652,414	-	54,207	706,621
Weighted average rate	6.05%	-%	2.42%	5.92%	6.31%	-%	2.66%	6.03%

Tax-Exempt	91,565	77	-	91,488	534,776	21,964	157,357	670,169
Weighted average rate	1.55%	3.74%	-%	1.55%	1.53%	2.65%	0.99%	1.37%

Total variable-rate debt	137,977	77	1,754	139,654	1,187,190	21,964	211,564	1,376,790

Total Nonrecourse Mortgage Debt	$889,836	$14,740	$44,418	$919,514	$3,509,349	$200,677	$1,042,845	$4,351,517
Weighted Average Rate	5.42%	5.60%	5.67%	5.43%	5.30%	5.55%	4.86%	5.18%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$4,029,576	$221,108	$1,012,938	$4,821,406
Weighted average rate	6.06%	5.92%	5.84%	6.02%

Variable:
Variable-rate debt	2,470,660	285,966	250,594	2,435,288
Weighted average rate	4.58%	3.39%	2.47%	4.50%

Tax-Exempt	963,387	84,165	201,045	1,080,267
Weighted average rate	1.94%	2.70%	0.96%	1.70%

Total variable-rate debt	3,434,047	370,131	451,639	3,515,555

Total Nonrecourse Mortgage Debt	$7,463,623	$591,239	$1,464,577	$8,336,961
Weighted Average Rate	5.04%	4.24%	4.60%	5.02%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our maturities for 2009, 2010 and 2011 as of October 31, 2009, as well as the level of exposure to various lending sources, operating/development designation and product type:
Upcoming Maturities Summary (dollars in thousands)
As of October 31, 2009

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2010	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$653,403	$321,040	$332,363	$15,029	$157,804	$475,138
Less: Scheduled Payments	29,084	6,804	22,280	2,616	3,442	23,106

Net Maturities	624,319	314,236	310,083	12,413	154,362	452,032

Add: Notes Payable	9,471	7,006	2,465	2,059	3,222	3,628

Total Maturities (including Notes Payable)	633,790	321,242	312,548	14,472	157,584	455,660

Closed Loans / To be Fully Amortized (3)	204,723	120,178	84,545	-	61,380	145,925
Committed Deals / Automatic Extensions (3)	19,131	7,375	11,756	-	3,687	15,443
Extension Available (1) (3)	350,406	165,422	184,984	12,412	82,711	255,283

Subtotal	574,260	292,975	281,285	12,412	147,778	416,651

Remaining to Finance	$59,530	$28,267	$31,263	$2,060	$9,806	$39,009

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$761,890	$87,151	$674,739	$68,340	$40,814	$647,213
Less: Scheduled Payments	104,172	30,151	74,021	2,557	15,530	86,994
Add: Corporate Debt (2)	37,016	-	37,016	-	-	37,016

Net Maturities	694,734	57,000	637,734	65,783	25,284	597,235

Add: Notes Payable	56,285	54,154	2,131	41	12,511	14,601

Total Maturities (including Notes Payable)	751,019	111,154	639,865	65,824	37,795	611,836

Closed Loans / To be Fully Amortized (3)	332	332	-	-	160	160
Committed Deals / Automatic Extensions (3)	123,418	-	123,418	480	-	122,938
Extension Available (1) (3)	237,235	30,692	206,543	52,857	13,543	167,229

Subtotal	360,985	31,024	329,961	53,337	13,703	290,327

Remaining to Finance	$390,034	$80,130	$309,904	$12,487	$24,092	$321,509

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

Total Maturities (Nonrecourse Mortgage Debt)	$1,175,475	$296,971	$878,504	$150,455	$143,933	$871,982
Less: Scheduled Payments	95,563	23,721	71,842	2,850	12,375	81,367
Add: Corporate Debt (4)	105,067	-	105,067	-	-	105,067

Net Maturities	1,184,979	273,250	911,729	147,605	131,558	895,682

Add: Notes Payable	63,072	61,546	1,526	43	13,889	15,372

Total Maturities (including Notes Payable)	1,248,051	334,796	913,255	147,648	145,447	911,054

Closed Loans / To be Fully Amortized (3)	233	233	-	-	116	116
Committed Deals / Automatic Extensions (3)	50,297	50,297	-	-	25,148	25,148
Extension Available (1) (3)	428,490	29,977	398,513	88,222	14,988	325,279

Subtotal	479,020	80,507	398,513	88,222	40,252	350,543

Remaining to Finance	$769,031	$254,289	$514,742	$59,426	$105,195	$560,511

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be achieved to qualify for these extensions.

(2)
The credit facility amount of $37,016 outstanding as of October 31, 2009 has a maximum commitment of $750,000. The remaining availability of $712,984 is further reduced by $66,814 in outstanding letters of credit as of October 31, 2009. (We have reached an agreement with our bank group on the principal terms of a new, two-year, revolving credit facility with a maximum commitment of $500,000 that is expected to close by December 31, 2009.)

(3)	Reflects activity through December 8, 2009.

(4)	Outstanding principal amount of the puttable equity-linked senior notes due 2011.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities at 100%, by Operations and Development Projects (dollars in thousands)
As of October 31, 2009

Year Ending January 31,	2010	2011	2012	Total by Type	Percent	Max	Median

Operating	$448,961	$560,751	$627,850	$1,637,562	65%	$131,984	$15,620

Development/ Land	9,936	68,397	246,369	324,702	13%	156,891	5,032

Under Construction	165,422	65,586	310,760	541,768	22%	165,422	101,293

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	100%	$165,422	$12,403

Net Maturities at 100%, by Lender Type (dollars in thousands)
As of October 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Conventional Lenders	$505,082	$315,134	$670,794	$1,491,010	59%	$165,422	$11,270

Life Insurance	4,179	105,177	305,027	414,383	17%	97,490	45,858

Fannie/Freddie	96,128	28,377	65,700	190,205	8%	80,000	10,895

State and Local Government	1,774	11,178	8,839	21,791	1%	10,903	1,190

Securitized	17,156	234,868	134,619	386,643	15%	105,067	42,195

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	100%	$165,422	$12,403

Net Maturities at 100%, by Product Type (dollars in thousands)
As of October 31, 2009

Year Ending January 31,	2010	2011	2012	Total	Percent	Max	Median

Apartments	$96,128	$28,377	$289,067	$413,572	17%	$137,000	$11,325

Retail	425,271	318,278	188,819	932,368	37%	165,422	15,078

Office	94,758	184,230	355,656	634,644	25%	160,403	17,550

Hotel	-	63,858	-	63,858	3%	45,858	71,042

Land	8,162	62,975	246,370	317,507	12%	156,891	5,138

Corporate	-	37,016	105,067	142,083	6%	105,067	71,042

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	100%	$165,422	$12,403

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Operations and Development Projects (dollars in thousands)
As of October 31, 2009

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Operating	$448,961	$560,751	$627,850	$1,637,562	$147,039	$49,675	$157,014	$353,728	$301,922	$511,076	$470,836	$1,283,834
Count	15	22	22	59	8	6	9	23	7	16	13	36

Development/ Land (1)	9,936	68,397	246,369	324,702	1,775	7,325	102,879	111,979	8,161	61,072	143,490	212,723
Count	6	5	7	18	1	1	5	7	5	4	2	11

Under Construction (2)	165,422	65,586	310,760	541,768	165,422	-	13,357	178,779	-	65,586	297,403	362,989
Count	1	1	4	6	1	-	1	2	-	1	3	4

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	$314,236	$57,000	$273,250	$644,486	$310,083	$637,734	$911,729	$1,859,546
Total Count	22	28	33	83	10	7	15	32	12	21	18	51

(1)	$324,702 and $212,723 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $366,591 at 100% and $227,928 at Full Consolidation.

(2)	$541,768 and $362,989 outstanding at 100% and Full Consolidation, respectively, have maximum commitments available of $800,496 at 100% and $560,900 at Full Consolidation.
Net Maturities by Lender Type (dollars in thousands)
As of October 31, 2009

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Conventional Lenders (1)	$505,082	$315,134	$670,794	$1,491,010	$223,910	$30,749	$145,266	$399,925	$281,172	$284,385	$525,528	$1,091,085
Count	16	17	16	49	6	4	8	18	10	13	8	31

Life Insurance (2)	4,179	105,177	305,027	414,383	4,179	-	86,594	90,773	-	105,177	218,433	323,610
Count	1	2	6	9	1	-	2	3	-	2	4	6

Fannie/Freddie	96,128	28,377	65,700	190,205	84,373	25,975	41,157	151,505	11,755	2,402	24,543	38,700
Count	3	3	5	11	2	2	4	8	1	1	1	3

State and Local Government	1,774	11,178	8,839	21,791	1,774	276	233	2,283	-	10,902	8,606	19,508
Count	1	2	3	6	1	1	1	3	-	1	2	3

Securitized	17,156	234,868	134,619	386,643	-	-	-	-	17,156	234,868	134,619	386,643
Count	1	4	3	8	-	-	-	-	1	4	3	8

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	$314,236	$57,000	$273,250	$644,486	$310,083	$637,734	$911,729	$1,859,546
Total Count	22	28	33	83	10	7	15	32	12	21	18	51

(1)	Of the $1,491,010 at 100% and $1,091,085 at Full Consolidation, $53,815 and $22,900 at 100% and Full Consolidation, respectively, can be securitized by the Lender at the Lender’s options without the Company’s knowledge. As of October 31, 2009, it is the Company’s belief that loans described are currently not securitized.

(2)	Of the $414,383 at 100% and $323,610 at Full Consolidation, $124,100 and $46,137 at 100% and Full Consolidation, respectively, can be securitized by the Lender at the Lender’s options without the Company’s knowledge. As of October 31, 2009, it is the Company’s belief that loans described are currently not securitized.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Product Type (dollars in thousands)
As of October 31, 2009

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Year Ending January 31,	2010	2011	2012	Total	2010	2011	2012	Total	2010	2011	2012	Total

Apartments	$96,128	$28,377	$289,067	$413,572	$84,372	$25,975	$79,089	$189,436	$11,756	$2,402	$209,978	$224,136
Count	3	3	12	18	2	2	7	11	1	1	5	7

Retail	425,271	318,278	188,819	932,368	188,105	6,092	-	194,197	237,166	312,186	188,819	738,171
Count	9	11	4	24	4	2	-	6	5	9	4	18

Office	94,758	184,230	355,656	634,644	41,759	17,608	91,283	150,650	52,999	166,622	264,373	483,994
Count	5	6	9	20	4	2	3	9	1	4	6	11

Hotel	-	63,858	-	63,858	-	-	-	-	-	63,858	-	63,858
Count	-	2	-	2	-	-	-	-	-	2	-	2

Land	8,162	62,975	246,370	317,507	-	7,325	102,878	110,203	8,162	55,650	143,492	207,304
Count	5	5	7	17	-	1	5	6	5	4	2	11

Corporate	-	37,016	105,067	142,083	-	-	-	-	-	37,016	105,067	142,083
Count	-	1	1	2	-	-	-	-	-	1	1	2

Total By Maturity	$624,319	$694,734	$1,184,979	$2,504,032	$314,236	$57,000	$273,250	$644,486	$310,083	$637,734	$911,729	$1,859,546
Total Count	22	28	33	83	10	7	15	32	12	21	18	51

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – October 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties
Residential	$1,652,884	$41,242	$820,346	$2,431,988
Commercial
Retail Centers	3,332,398	108,578	423,165	3,646,985
Office and other buildings	3,345,160	129,330	208,584	3,424,414
Corporate and other equipment	9,736	-	1	9,737

Total Completed rental properties	8,340,178	279,150	1,452,096	9,513,124

Projects under development
Under construction
Residential	809,891	164,598	22,427	667,720
Commercial
Retail Centers	772,672	71,077	246,184	947,779
Office and other buildings	256,391	121,095	5,996	141,292

Subtotal Under construction	1,838,954	356,770	274,607	1,756,791
Under development
Residential (1)	115,379	-	6,118	121,497
Commercial
Retail Centers	34,289	101	10,866	45,054
Office and other buildings (1)	705,090	239,111	57,808	523,787

Subtotal Under development	854,758	239,212	74,792	690,338

Total Projects under development	2,693,712	595,982	349,399	2,447,129
Land held for development or sale	221,059	22,348	117,477	316,188

Total Real Estate	11,254,949	897,480	1,918,972	12,276,441
Less accumulated depreciation	(1,545,892)	(56,216)	(358,486)	(1,848,162)

Real Estate, net	9,709,057	841,264	1,560,486	10,428,279

Cash and equivalents	321,804	6,816	18,121	333,109
Restricted cash	363,098	47,575	92,389	407,912
Notes and accounts receivable, net	371,158	16,051	61,765	416,872
Investments in and advances to affiliates	239,936	(114,280)	(55,816)	298,400
Other assets	888,564	69,780	72,370	891,154

Total Assets	$11,893,617	$867,206	$1,749,315	$12,775,726

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Balance Sheet Information – October 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,033,072	$33,742	$616,600	$1,615,930
Commercial
Retail Centers	2,519,861	117,963	435,128	2,837,026
Office and other buildings	2,479,891	99,694	148,092	2,528,289

Total Completed rental properties	6,032,824	251,399	1,199,820	6,981,245

Projects under development
Under construction
Residential	578,950	134,353	90,206	534,803
Commercial
Retail Centers	425,857	32,793	116,332	509,396
Office and other buildings	160,403	88,222	-	72,181

Subtotal Under construction	1,165,210	255,368	206,538	1,116,380
Under development
Residential (1)	-	-	-	-
Commercial
Retail Centers	-	-	-	-
Office and other buildings (1)	199,156	80,015	7,089	126,230

Subtotal Under development	199,156	80,015	7,089	126,230

Total Projects under development	1,364,366	335,383	213,627	1,242,610
Land held for development or sale	66,433	4,457	51,130	113,106

Total Mortgage debt, nonrecourse	7,463,623	591,239	1,464,577	8,336,961
Notes payable	181,374	13,154	98,426	266,646
Bank revolving credit facility	37,016	-	-	37,016
Senior and subordinated debt	1,075,555	-	-	1,075,555
Accounts payable and accrued expenses	1,199,171	90,093	187,145	1,296,223
Deferred income taxes	442,863	-	-	442,863

Total Liabilities	10,399,602	694,486	1,750,148	11,455,264

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,225,829	-	-	1,225,829
Accumulated other comprehensive loss	(91,388)	-	-	(91,388)

Total Shareholders’ Equity	1,134,441	-	-	1,134,441

Noncontrolling interest	359,574	172,720	(833)	186,021

Total Equity	1,494,015	172,720	(833)	1,320,462

Total Liabilities and Equity	$11,893,617	$867,206	$1,749,315	$12,775,726

(1)	The mixed-use Atlantic Yards project formerly included in “Residential” is currently presented in “Office and other buildings.”

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)

	(in thousands)

Assets
Real Estate
Completed rental properties
Residential	$1,701,737	$37,677	$781,758	$2,445,818
Commercial
Retail Centers	3,242,908	84,003	418,820	3,577,725
Office and other buildings	3,256,301	116,427	190,506	3,330,380
Corporate and other equipment	11,198	-	1	11,199

Total Completed rental properties	8,212,144	238,107	1,391,085	9,365,122

Projects under development
Under construction
Residential	512,859	110,944	53,129	455,044
Commercial
Retail Centers	653,508	43,721	203,931	813,718
Office and other buildings	210,569	77,144	24,704	158,129

Subtotal Under construction	1,376,936	231,809	281,764	1,426,891
Under development
Residential (1)	144,989	-	8,133	153,122
Commercial
Retail Centers	37,712	101	10,825	48,436
Office and other buildings (1)	681,579	235,722	53,921	499,778

Subtotal Under development	864,280	235,823	72,879	701,336

Total Projects under development	2,241,216	467,632	354,643	2,128,227
Land held for development or sale	195,213	19,629	122,377	297,961

Total Real Estate	10,648,573	725,368	1,868,105	11,791,310
Less accumulated depreciation	(1,419,271)	(47,555)	(332,619)	(1,704,335)

Real Estate, net	9,229,302	677,813	1,535,486	10,086,975

Cash and equivalents	267,305	5,111	11,858	274,052
Restricted cash	291,224	31,529	115,863	375,558
Notes and accounts receivable, net	427,410	14,767	65,488	478,131
Investments in and advances to affiliates	228,995	(95,740)	(60,221)	264,514
Other assets	936,271	63,022	77,733	950,982

Total Assets	$11,380,507	$696,502	$1,746,207	$12,430,212

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2009 (Unaudited)

	Full		Plus	Pro-Rata
	Consolidation	Less	Unconsolidated	Consolidation
	(GAAP)	Noncontrolling	Investments at	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	(As Adjusted)
	(in thousands)

Liabilities and Equity
Liabilities
Mortgage debt, nonrecourse
Completed rental properties
Residential	$1,078,486	$30,524	$618,829	$1,666,791
Commercial
Retail Centers	2,532,986	83,953	437,451	2,886,484
Office and other buildings	2,474,846	100,560	116,964	2,491,250

Total Completed rental properties	6,086,318	215,037	1,173,244	7,044,525

Projects under development
Under construction
Residential	264,250	61,986	103,574	305,838
Commercial
Retail Centers	337,218	22,446	99,684	414,456
Office and other buildings	72,608	36,304	15,623	51,927

Subtotal Under construction	674,076	120,736	218,881	772,221
Under development
Residential (1)	-	-	-	-
Commercial
Retail Centers	-	-	-	-
Office and other buildings (1)	227,217	91,727	22,398	157,888

Subtotal Under development	227,217	91,727	22,398	157,888

Total Projects under development	901,293	212,463	241,279	930,109
Land held for development or sale	90,779	11,519	60,491	139,751

Total Mortgage debt, nonrecourse	7,078,390	439,019	1,475,014	8,114,385
Notes payable	181,919	12,794	90,013	259,138
Bank revolving credit facility	365,500	-	-	365,500
Senior and subordinated debt	846,064	-	-	846,064
Accounts payable and accrued expenses	1,277,199	93,663	181,961	1,365,497
Deferred income taxes	455,336	-	-	455,336

Total Liabilities	10,204,408	545,476	1,746,988	11,405,920

Equity

Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	945,792	-	-	945,792
Accumulated other comprehensive loss	(107,521)	-	-	(107,521)

Total Shareholders’ Equity	838,271	-	-	838,271

Noncontrolling interest	337,828	151,026	(781)	186,021

Total Equity	1,176,099	151,026	(781)	1,024,292

Total Liabilities and Equity	$11,380,507	$696,502	$1,746,207	$12,430,212

(1)	The mixed-use Atlantic Yards project has been reclassified from “Residential” to “Office and other buildings” to conform to the current year’s presentation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended October 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$306,100	$12,447	$74,528	$1,688	$369,869

Expenses
Operating expenses	171,684	6,276	51,910	35	217,353
Depreciation and amortization	66,393	1,687	12,146	195	77,047
Impairment of real estate	549	-	13,200	9,775	23,524

	238,626	7,963	77,256	10,005	317,924

Interest expense	(87,863)	(4,032)	(17,121)	(502)	(101,454)
Amortization of mortgage procurement costs	(3,562)	(126)	(606)	(7)	(4,049)
Gain on early extinguishment of debt	28,902	-	1,874	-	30,776

Interest and other income	5,522	200	1,661	-	6,983
Gain on disposition of rental properties	-	-	4,498	-	4,498

Earnings (loss) before income taxes	10,473	526	(12,422)	(8,826)	(11,301)

Income tax expense (benefit)
Current	3,991	-	-	(3,019)	972
Deferred	(6,886)	-	-	(404)	(7,290)

	(2,895)	-	-	(3,423)	(6,318)

Equity in earnings (loss), including impairment of unconsolidated entities	(11,836)	(13)	12,422	-	599

Earnings (loss) from continuing operations	1,532	513	-	(5,403)	(4,384)

Discontinued operations, net of tax:
Operating loss from rental properties	(5,403)	-	-	5,403	-

Net earnings (loss)	(3,871)	513	-	-	(4,384)
Net earnings attributable to noncontrolling interest	(513)	(513)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(4,384)	$-	$-	$-	$(4,384)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Nine Months Ended October 31, 2009 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

			(in thousands)

Revenues from real estate operations	$932,889	$38,008	$262,820	$5,476	$1,163,177

Expenses
Operating expenses	532,000	17,578	187,980	430	702,832
Depreciation and amortization	199,659	3,412	43,562	1,347	241,156
Impairment of real estate	3,124	-	34,663	9,775	47,562

	734,783	20,990	266,205	11,552	991,550

Interest expense	(258,434)	(10,832)	(49,895)	(2,184)	(299,681)
Amortization of mortgage procurement costs	(10,645)	(449)	(1,889)	(50)	(12,135)
Gain on early extinguishment of debt	37,965	-	1,698	-	39,663

Interest and other income	23,924	543	2,866	-	26,247
Gain on disposition of rental properties	-	-	4,498	4,548	9,046

Earnings (loss) before income taxes	(9,084)	6,280	(46,107)	(3,762)	(65,233)

Income tax expense (benefit)
Current	(9,537)	-	-	848	(8,689)
Deferred	(16,337)	-	-	(2,307)	(18,644)

	(25,874)	-	-	(1,459)	(27,333)

Equity in earnings (loss), including impairment of unconsolidated entities	(45,140)	(81)	46,107	-	1,048

Earnings (loss) from continuing operations	(28,350)	6,199	-	(2,303)	(36,852)

Discontinued operations, net of tax:
Operating loss from rental properties	(5,087)	-	-	5,087	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-

	(2,303)	-	-	2,303	-

Net earnings (loss)	(30,653)	6,199	-	-	(36,852)
Net earnings attributable to noncontrolling interest	(6,199)	(6,199)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(36,852)	$-	$-	$-	$(36,852)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended October 31, 2008 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)

			(in thousands)

Revenues from real estate operations	$330,381	$16,129	$87,802	$4,149	$406,203

Expenses
Operating expenses	200,441	7,295	66,096	416	259,658
Depreciation and amortization	64,038	1,044	9,725	1,451	74,170

	264,479	8,339	75,821	1,867	333,828

Interest expense	(97,081)	(3,617)	(16,227)	(1,883)	(111,574)
Amortization of mortgage procurement costs	(2,838)	(114)	(452)	(106)	(3,282)
Gain (loss) on early extinguishment of debt	3,692	-	(29)	-	3,663

Interest and other income	6,752	293	602	37	7,098
Gain on disposition of rental properties	-	-	200	-	200

Earnings (loss) before income taxes	(23,573)	4,352	(3,925)	330	(31,520)

Income tax expense (benefit)
Current	(4,499)	-	-	110	(4,389)
Deferred	(7,417)	-	-	18	(7,399)

	(11,916)	-	-	128	(11,788)

Equity in earnings (loss) of unconsolidated entities	(3,198)	110	3,925	-	617

Earnings (loss) from continuing operations	(14,855)	4,462	-	202	(19,115)

Discontinued operations, net of tax:
Operating earnings from rental properties	202	-	-	(202)	-

Net earnings (loss)	(14,653)	4,462	-	-	(19,115)
Net earnings attributable to noncontrolling interest	(4,462)	(4,462)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(19,115)	$-	$-	$-	$(19,115)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Nine Months Ended October 31, 2008 (Unaudited)

	Full		Plus		Pro-Rata
	Consolidation	Less	Unconsolidated	Plus	Consolidation
	(GAAP)	Noncontrolling	Investments at	Discontinued	(Non-GAAP)
	(As Adjusted)	Interest	Pro-Rata	Operations	(As Adjusted)

			(in thousands)

Revenues from real estate operations	$960,007	$47,695	$287,144	$13,114	$1,212,570

Expenses
Operating expenses	593,306	24,338	211,607	1,604	782,179
Depreciation and amortization	198,610	3,575	39,932	3,911	238,878
Impairment of real estate	-	-	6,026	-	6,026

	791,916	27,913	257,565	5,515	1,027,083

Interest expense	(259,450)	(10,359)	(52,407)	(5,721)	(307,219)
Amortization of mortgage procurement costs	(8,723)	(383)	(1,499)	(339)	(10,178)
Loss on early extinguishment of debt	(1,539)	(119)	(51)	-	(1,471)

Interest and other income	27,976	1,420	3,685	136	30,377
Gain on disposition of rental properties and other investments	150	-	873	8,627	9,650

Earnings (loss) before income taxes	(73,495)	10,341	(19,820)	10,302	(93,354)

Income tax expense (benefit)
Current	(15,044)	-	-	(636)	(15,680)
Deferred	(13,338)	-	-	4,617	(8,721)

	(28,382)	-	-	3,981	(24,401)

Equity in earnings (loss), including impairment of unconsolidated entities	(18,787)	(17)	19,820	-	1,050

Earnings (loss) from continuing operations	(63,900)	10,324	-	6,321	(67,903)

Discontinued operations, net of tax:
Operating earnings from rental properties	1,027	-	-	(1,027)	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	6,321	-	-	(6,321)	-

Net earnings (loss)	(57,579)	10,324	-	-	(67,903)
Net earnings attributable to noncontrolling interest	(10,324)	(10,324)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(67,903)	$-	$-	$-	$(67,903)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	October 31, 2009	January 31, 2009 (As Adjusted)

	(in thousands)

Members’ and partners’ equity, as below	$527,035	$595,163
Equity of other members and partners	471,219	534,942

Company’s investment in partnerships	$55,816	$60,221
Advances to and on behalf of other affiliates	184,120	168,774

Total Investments in and Advances to Affiliates	$239,936	$228,995

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)

	October 31, 2009	January 31, 2009	October 31, 2009	January 31, 2009

		(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$4,334,121	$3,967,896	$1,452,096	$1,391,085
Projects under development	890,582	931,411	349,399	354,643
Land held for development or sale	269,716	278,438	117,477	122,377

Total Real Estate	5,494,419	5,177,745	1,918,972	1,868,105

Less accumulated depreciation	(763,985)	(680,013)	(358,486)	(332,619)

Real Estate, net	4,730,434	4,497,732	1,560,486	1,535,486

Restricted cash - Military housing bond funds	550,440	795,616	25,165	43,085
Other restricted cash	211,583	207,507	67,224	72,778
Other assets	458,971	482,431	152,256	155,079

Total Assets	$5,951,428	$5,983,286	$1,805,131	$1,806,428

Mortgage debt, nonrecourse	$4,557,677	$4,571,375	$1,464,577	$1,475,014
Other liabilities	866,716	816,748	285,571	271,974

Total Liabilities	5,424,393	5,388,123	1,750,148	1,746,988

Members’ and partners’ equity	527,035	595,163	55,816	60,221
Noncontrolling interest	-	-	(833)	(781)

Total Equity	527,035	595,163	54,983	59,440

Total Liabilities and Members’/Partners’ Equity	$5,951,428	$5,983,286	$1,805,131	$1,806,428

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)

Three Months Ended October 31,	2009	2008	2009	2008

	(in thousands)

Operations:
Revenues	$197,158	$222,403	$74,528	$87,802
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	599	617
Operating expenses	(123,318)	(157,284)	(51,910)	(66,096)
Interest expense including early extinguishment of debt	(56,789)	(56,941)	(15,247)	(16,256)
Impairment of unconsolidated entities (1)	(13,200)	-	(13,200)	-
Depreciation and amortization	(35,239)	(28,352)	(12,752)	(10,177)
Interest and other income	1,182	13,644	1,661	602
Noncontrolling interest	-	-	(13)	110

Loss from continuing operations	(30,206)	(6,530)	(16,334)	(3,398)

Discontinued operations:
Operating earnings (loss) from rental properties	(78)	117	-	-
Gain on disposition of unconsolidated entities (2)	8,997	400	4,498	200

Discontinued operations subtotal	8,919	517	4,498	200

Net loss (pre-tax)	$(21,287)	$(6,013)	$(11,836)	$(3,198)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)

Nine Months Ended October 31,	2009	2008	2009	2008

	(in thousands)

Operations:
Revenues	$682,898	$714,669	$262,820	$287,144
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	1,048	1,050
Operating expenses	(454,249)	(525,674)	(187,980)	(211,607)
Interest expense including early extinguishment of debt	(170,749)	(171,777)	(48,197)	(52,458)
Impairment of unconsolidated entities (1)	(36,403)	(45,713)	(34,663)	(6,026)
Depreciation and amortization	(127,963)	(106,307)	(45,451)	(41,431)
Interest and other income	9,954	45,652	2,866	3,685
Preferred return on disposition	-	(208)	-	(208)
Noncontrolling interest	-	-	(81)	(17)

Loss from continuing operations	(96,512)	(89,358)	(49,638)	(19,868)

Discontinued operations:
Operating earnings from rental properties	159	416	-	-
Gain on disposition of unconsolidated entities (2)	8,997	3,470	4,498	1,081

Discontinued operations subtotal	9,156	3,886	4,498	1,081

Net loss (pre-tax)	$(87,356)	$(85,472)	$(45,140)	$(18,787)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

(1)	The following tables show the detail of impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)		(GAAP)		(Non-GAAP)

		Three Months Ended October 31,				Nine Months Ended October 31,

		2009	2008	2009	2008	2009	2008	2009	2008

		(in thousands)					(in thousands)

Apartment Communities:
Millender Center	(Detroit, Michigan)	$3,247	$-	$3,247	$-	$10,317	$-	$10,317	$-
Uptown Apartments	(Oakland, California)	-	-	-	-	6,781	-	6,781	-
Metropolitan Lofts	(Los Angeles, California)	1,466	-	1,466	-	2,505	-	2,505	-
Residences at University Park	(Cambridge, Massachusetts)	-	-			855	-	855	-
Fenimore Court	(Detroit, Michigan)	-	-	-	-	693	-	693	-
Mercury (Condominiums)	(Los Angeles, California)	-	-	-	-	-	12,006	-	4,098
Classic Residence by Hyatt (Supported-Living Apartments)	(Yonkers, New York)	-	-	-	-	4,892	-	3,152	-
Navy Midwest (Land owned by Military Housing Project)	(Chicago, Illinois)	-	-	-	-	-	30,000	-	300
Specialty Retail Centers:
Southgate Mall	(Yuma, Arizona)	-	-	-	-	1,611	-	1,611	-
El Centro Mall	(El Centro, California)	-	-	-	-	-	3,342	-	1,263
Pittsburgh Peripheral (Land Project)	(Pittsburgh, Pennsylvania)	7,217	-	7,217	-	7,217	-	7,217	-
Shamrock Business Center (Land Project)	(Painesville, Ohio)	1,150	-	1,150	-	1,150	-	1,150	-
Other		120	-	120	-	382	365	382	365

Total impairment of unconsolidated entities		$13,200	$-	$13,200	$-	$36,403	$45,713	$34,663	$6,026

(2)
Upon disposition, investments accounted for on the equity method are not classified as discontinued operations, therefore, gains or losses on the sale of equity method properties are reported in continuing operations when sold. The following table shows the detail of gain on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)		(GAAP)		(Non-GAAP)

		Three Months Ended October 31,				Nine Months Ended October 31,
		2009	2008	2009	2008	2009	2008	2009	2008

		(in thousands)				(in thousands)

Boulevard Towers (Apartment Community) (a)	(Amherst, New York)	$8,997	$-	$4,498	$-	$8,997	$-	$4,498	$-
Emery Richmond (Office Building)	(Warrensville Heights, Ohio)	-	400	-	200	-	400	-	200
One International Place (Office Building)	(Cleveland, Ohio)	-	-	-	-	-	3,070	-	881

Total gain on disposition of unconsolidated entities		$8,997	$400	$4,498	$200	$8,997	$3,470	$4,498	$1,081

(a)	The Company disposed of its 50% ownership interest in Boulevard Towers in a nonmonetary exchange for 100% ownership interest in North Church Towers, an apartment complex in Parma Heights, Ohio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, management and acquisition of real estate projects, including regional malls, specialty/urban retail centers, office and life science buildings, hotels, mixed-use projects, as well as large land development projects, residential rental properties, development of for-sale condominium projects and also owns interests in entities that develop and manage military family housing.
The following is a summary of the real estate activity of Rental Properties as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.

	Pro-Rata Consolidation (Non-GAAP)

	Nine Months Ended
	October 31,		For the Years Ended January 31,
	2009		2009		2008		2007

	(in thousands)
Rental Properties – Real Estate Activity
Real estate
Completed rental properties	$9,503,388		$9,353,924		$8,457,590		$7,510,737
Projects under development	2,447,129		2,128,065		1,827,219		1,570,112
Land held for development or sale	123,703		116,675		90,151		79,909

Total real estate - Rental Properties	12,074,220		11,598,664		10,374,960		9,160,758
Less accumulated depreciation	(1,842,917)		(1,698,362)		(1,468,313)		(1,295,623)

Real estate, net - Rental Properties	$10,231,303		$9,900,302		$8,906,647		$7,865,135

Plus real estate, net - Land Group and Corporate	196,976		186,673		182,031		170,811

Real estate, net - Forest City Enterprises	$10,428,279		$10,086,975		$9,088,678		$8,035,946

Real estate activity during the year
Completed rental properties
Capital expenditures	$40,381		$99,130		$108,166		$87,237
Transferred from projects under development	270,336		729,370		707,827		547,667
Acquisitions	-		98,160		335,750		314,779
Exchange of cash and Class A Common Units for partner’s interest	-		-		-		228,958
Other (5)	(67,378)		116,679		8,502		310,275

Total additions	243,339		1,043,339		1,160,245		1,488,916
Dispositions	(93,875	) (1)	(147,005	) (2)	(213,392	) (3)	(297,368	) (4)

Completed rental properties, net additions	149,464		896,334		946,853		1,191,548

Projects under development
New development	627,793		1,023,035		1,119,554		813,834
Transferred to completed rental properties	(270,336)		(729,370)		(707,827)		(547,667)
Cost of land sales	(38,393)		(34,391)		(161,492)		(38,135)
Other (6)	-		41,572		6,872		145,417

Projects under development, net additions	319,064		300,846		257,107		373,449

Land held for development or sale, net additions	7,028		26,524		10,242		29,634

Increase in real estate, at cost	$475,556		$1,223,704		$1,214,202		$1,594,631

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Nine Months Ended October 31, 2009	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
2009
Real estate
Completed rental properties	$8,330,443	$279,150	$1,452,095	$-	$9,503,388
Projects under development	2,693,712	595,982	349,399	-	2,447,129
Land held for development or sale	71,259	5,826	58,270	-	123,703

Total real estate - Rental Properties	11,095,414	880,958	1,859,764	-	12,074,220
Less accumulated depreciation	(1,540,648)	(56,216)	(358,485)	-	(1,842,917)

Real estate, net - Rental Properties	$9,554,766	$824,742	$1,501,279	$-	$10,231,303

Plus real estate, net - Land Group and Corporate	154,291	16,522	59,207	-	196,976

Real estate, net - Forest City Enterprises	$9,709,057	$841,264	$1,560,486	$-	$10,428,279

Real estate activity during the year
Completed rental properties
Capital expenditures	$30,134	$1,688	$11,935	$-	$40,381
Transferred from projects under development	219,932	9,424	59,828	-	270,336
Acquisitions	-	-	-	-	-
Other (5)	(26,695)	29,931	(10,752)	-	(67,378)

Total additions	223,371	41,043	61,011	-	243,339
Dispositions	(93,875)	-	-	-	(93,875) (1)

Completed rental properties, net additions	129,496	41,043	61,011	-	149,464

Projects under development
New development	694,908	137,774	70,659	-	627,793
Transferred to completed rental properties	(219,932)	(9,424)	(59,828)	-	(270,336)
Cost of land sales	(22,318)	-	(16,075)	-	(38,393)

Projects under development, net additions	452,658	128,350	(5,244)	-	319,064

Land held for development or sale, net additions	2,715	54	4,367	-	7,028

Increase (decrease) in real estate, at cost	$584,869	$169,447	$60,134	$-	$475,556

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
2009
Real estate - end of year
Completed rental properties	$8,200,947	$238,107	$1,391,084	$-	$9,353,924
Projects under development	2,241,054	467,632	354,643	-	2,128,065
Land held for development or sale	68,544	5,772	53,903	-	116,675

Total real estate - Rental Properties	10,510,545	711,511	1,799,630	-	11,598,664
Less accumulated depreciation	(1,413,299)	(47,555)	(332,618)	-	(1,698,362)

Real estate, net - Rental Properties	$9,097,246	$663,956	$1,467,012	$-	$9,900,302

Plus real estate, net - Land Group and Corporate	132,056	13,857	68,474	-	186,673

Real estate, net - Forest City Enterprises	$9,229,302	$677,813	$1,535,486	$-	$10,086,975

Real estate activity during the year
Completed rental properties
Capital expenditures	$90,348	$2,415	$11,197	$-	$99,130
Transferred from projects under development	591,992	10,886	148,264	-	729,370
Acquisitions	80,972	2,641	19,829	-	98,160
Other (5)	13,031	(94,407)	9,241	-	116,679

Total additions	776,343	(78,465)	188,531	-	1,043,339
Dispositions	(128,010)	(17,820)	(5,487)	(31,328)	(147,005	) (2)

Completed rental properties, net additions	648,333	(96,285)	183,044	(31,328)	896,334

Projects under development
New development	922,248	134,386	235,173	-	1,023,035
Transferred to completed rental properties	(591,992)	(10,886)	(148,264)	-	(729,370)
Cost of land sales	(12,264)	(141)	(22,268)	-	(34,391)
Other (6)	416,695	158,467	(216,656)	-	41,572

Projects under development, net additions	734,687	281,826	(152,015)	-	300,846

Land held for development or sale, net additions	15,930	851	11,445	-	26,524

Increase (decrease) in real estate, at cost	$1,398,950	$186,392	$42,474	$(31,328)	$1,223,704

2008
Real estate - end of year
Completed rental properties	$7,552,614	$334,392	$1,208,040	$31,328	$8,457,590
Projects under development	1,506,367	185,806	506,658	-	1,827,219
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total real estate - Rental Properties	9,111,595	525,119	1,757,156	31,328	10,374,960
Less accumulated depreciation	(1,239,163)	(73,924)	(301,604)	(1,470)	(1,468,313)

Real estate, net - Rental Properties	$7,872,432	$451,195	$1,455,552	$29,858	$8,906,647

Plus real estate, net - Land Group and Corporate	108,891	2,737	75,877	-	182,031

Real estate, net - Forest City Enterprises	$7,981,323	$453,932	$1,531,429	$29,858	$9,088,678

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	681,021	11,656	38,462	-	707,827
Acquisitions	334,655	-	1,095	-	335,750
Other (5)	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,125,005	(11,931)	23,309	-	1,160,245
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (3)

Completed rental properties, net additions	903,143	(11,931)	451	31,328	946,853

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(681,021)	(11,656)	(38,462)	-	(707,827)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)
Other (6)	6,872	-	-	-	6,872

Projects under development, net additions	108,260	59,146	207,993	-	257,107

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$1,005,609	$46,619	$223,884	$31,328	$1,214,202

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Noncontrolling	Investments	Discontinued	Consolidation
Year Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,398,107	126,660	298,665	-	1,570,112
Land held for development or sale	58,408	5,517	27,018	-	79,909

Total real estate - Rental Properties	8,105,986	478,500	1,533,272	-	9,160,758
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Real estate, net - Rental Properties	$7,025,554	$407,637	$1,247,218	$-	$7,865,135

Plus real estate, net - Land Group and Corporate	119,764	515	51,562	-	170,811

Real estate, net - Forest City Enterprises	$7,145,318	$408,152	$1,298,780	$-	$8,035,946

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Other (5)	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (4)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	686,039	49,927	177,722	-	813,834
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)
Other (6)	214,546	-	(69,129)	-	145,417

Projects under development, net additions	511,851	42,419	(95,983)	-	373,449

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,027,804	$(374,988)	$191,839	$-	$1,594,631

(1)
Reflects the dispositions of Grand Avenue (a 100,000 square foot specialty retail center in Queens, New York), Sterling Glen of Glen Cove (an 80-unit supported-living apartment community in Glen Cove, New York), and Sterling Glen of Great Neck (a 142-unit supported-living apartment community in Great Neck, New York).

(2)
Primarily reflects the dispositions of: Sterling Glen of Lynbrook (a 130-unit supported-living apartment community in Lynbrook, New York), Sterling Glen of Rye Brook (a 168-unit supported-living apartment community in Rye Brook, New York), One International Place (an 88,000 square foot office building in Cleveland, Ohio) and Emery Richmond (a 5,000 square foot office building in Warrensville Heights, Ohio).

(3)
Primarily reflects the dispositions of: Landings of Brentwood (a 724-unit apartment community in Nashville, Tennessee), Sterling Glen of Bayshore (an 85-unit supported-living apartment community in Bayshore, New York), Sterling Glen of Center City (a 135-unit supported-living apartment community in Philadelphia, Pennsylvania), Sterling Glen of Darien (an 80-unit supported-living apartment community in Darien, Connecticut), Sterling Glen of Forest Hills (an 83-unit supported-living apartment community in Forest Hills, New York), Sterling Glen of Plainview (a 79-unit supported-living apartment community in Plainview, New York), Sterling Glen of Stamford (a 166-unit supported-living apartment community in Stamford, Connecticut), University Park at MIT Hotel (210 rooms in Cambridge, Massachusetts).

(4)
Primarily reflects the dispositions of: Providence at Palm Harbor (a 236-unit apartment community in Tampa, Florida), Mount Vernon Square (a 1,387-unit apartment community in Alexandria, Virginia), Midtown Plaza (a 240,000 square foot specialty retail center in Parma, Ohio), G Street (a 13,000 square foot retail center in Philadelphia, Pennsylvania), Battery Park City (a 166,000 square foot specialty retail center in Manhattan, New York), Embassy Suites Hotel and Hilton Times Square (463 and 444 rooms respectively in Manhattan, New York).

(5)
Relates to non-cash changes in completed rental properties with increases primarily due to assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest and decreases primarily due to impairment of real estate assets.

(6)
Change to full consolidation method of accounting from equity method due to the occurrence of a triggering event as described in accounting guidance related to consolidation of variable interest entities, for Waterfront Station, Village at Gulfstream Park, Shops at Wiregrass and a mixed-use development project located in Las Vegas, Nevada in the Commercial Group for the year ended January 31, 2009 and primarily New York Times for the year ended January 31, 2007. This also includes the retrospective application of accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement).

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Loss Attributable to Forest City Enterprises, Inc. – Net loss attributable to Forest City Enterprises, Inc. for the three months ended October 31, 2009 was $4,384,000 versus $19,115,000 for the three months ended October 31, 2008. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interests:
•
$16,599,000 ($27,113,000, pre-tax, which includes $1,903,000 for unconsolidated entities) related to the 2009 early extinguishment of nonrecourse mortgage debt at an underperforming retail project and the gain on early extinguishment of debt on the exchange of a portion of our puttable equity-linked senior notes due October 15, 2011 for a new issue of puttable equity-linked senior notes due October 15, 2014;

•
$7,630,000 ($12,434,000, pre-tax) related to the reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee, that resulted from the Lehman Brothers, Inc. bankruptcy in 2008;

•	$5,352,000 ($8,742,000, pre-tax) of decreased write-offs of abandoned development projects in 2009 compared to 2008;

•	$2,753,000 ($4,498,000, pre-tax) related to the 2009 gain on disposition of our unconsolidated investment in Boulevard Towers, an apartment community in Amherst, New York;

•
$1,128,000 ($1,843,000, pre-tax, which includes $1,449,000 for unconsolidated entities) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits; and

•
$1,041,000 ($1,700,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods, which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting.

These increases were partially offset by the following decreases, net of tax and noncontrolling interests:
•	$14,400,000 ($23,524,000, pre-tax) related to the 2009 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$2,877,000 ($4,709,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney Street, office buildings in Cambridge, Massachusetts; and

•	$2,441,000 ($3,978,000, pre-tax) related to the 2008 lease termination fee income at an office building in Cleveland, Ohio.
Net loss attributable to Forest City Enterprises, Inc. for the nine months ended October 31, 2009 was $36,852,000 versus $67,903,000 for the nine months ended October 31, 2008. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interests:
•
$25,182,000 ($41,134,000, pre-tax, which includes $1,749,000 for unconsolidated entities) related to the 2009 early extinguishment of nonrecourse mortgage debt at an underperforming retail project and Gladden Farms, a land development project located in Marana, Arizona and the gain on early extinguishment of debt on the exchange of a portion of our puttable equity-linked senior notes due October 15, 2011 for a new issue of puttable equity-linked senior notes due October 15, 2014;

•	$10,902,000 ($17,808,000, pre-tax) of decreased write-offs of abandoned development projects in 2009 compared to 2008;

•	$7,630,000 ($12,434,000, pre-tax) related to the reduction in fair value of the DURA purchase obligation and fee, that resulted from the Lehman Brothers, Inc. bankruptcy in 2008;

•	$2,784,000 ($4,548,000, pre-tax) related to the 2009 gain on disposition of Grand Avenue, a specialty retail center in Queens, New York;

•	$2,753,000 ($4,498,000, pre-tax) related to the 2009 gain on disposition of our unconsolidated investment in Boulevard Towers;

•
$2,596,000 ($4,241,000, pre-tax, which includes $1,449,000 for unconsolidated entities) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•
$2,203,000 ($3,599,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the net book value of the damaged asset;

•
$1,860,000 ($3,031,000, pre-tax) related to the 2008 participation payments on the refinancing of 350 Massachusetts Avenue, an unconsolidated office building and Jackson Building, a consolidated office building, both located in Cambridge, Massachusetts;

•
$1,622,000 ($2,649,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods, which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting;

•	$1,467,000 ($2,396,000, pre-tax) related to the 2009 net gain on an industrial land sale at Mesa del Sol in Albuquerque, New Mexico; and

•	$1,295,000 ($2,039,000, pre-tax) related to a decrease in allocated losses from our equity investment in the New Jersey Nets basketball team.
These increases were partially offset by the following decreases, net of tax and noncontrolling interests:
•	$25,418,000 ($41,536,000, pre-tax) related to the 2009 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$5,245,000 ($8,117,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook, a supported-living apartment community in Lynbrook, New York;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney Street;

•	$2,441,000 ($3,978,000, pre-tax) related to the 2008 lease termination fee income at an office building in Cleveland, Ohio; and

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company.
Net Operating Income (NOI) from Real Estate Groups – NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation – Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended October 31, 2009 was $162,276,000 compared to $164,159,000 for the three months ended October 31, 2008, a 1.1% decrease. NOI for the nine months ended October 31, 2009 was $484,436,000 compared to $465,102,000 for the nine months ended October 31, 2008, a 4.2% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Pro-Rata Consolidation – Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended October 31, 2009 was $172,213,000 compared to $171,558,000 for the three months ended October 31, 2008, a 0.4% increase. NOI for the nine months ended October 31, 2009 was $513,106,000 compared to $498,003,000 for the nine months ended October 31, 2008, a 3.0% increase.
Comparable NOI increased 0.8% for the three months ended October 31, 2009 compared to the prior year. Retail comparable NOI decreased 1.7% while office and hotel comparable NOI increased 5.6% and 6.2%, respectively, from the prior year and our residential portfolio decreased 3.9%. Comparable NOI increased 0.1% for the nine months ended October 31, 2009 compared to the prior year. Retail and hotel comparable NOI decreased 2.0% and 11.9%, respectively, while office comparable NOI increased 6.2% from the prior year and our residential portfolio decreased 3.3%.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Earnings; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net loss, the most comparable financial measure calculated in accordance with GAAP, on page 43. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended October 31, 2009 increased by $41,474,000, or 94.0%, to $85,612,000 from $44,138,000 for the three months ended October 31, 2008. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $36,936,000. This is primarily the result of decreased interest expense on our mature portfolio of $6,570,000, the ramp up of new properties of $3,127,000, a gain on early extinguishment of nonrecourse mortgage debt of $24,248,000, primarily at an underperforming retail project and decreased write-offs of abandoned development projects of $8,742,000. These increases in the portfolio were partially offset by a pre-tax EBDT decrease in military housing of $3,432,000 and the 2008 lease termination fee income which did not recur of $3,978,000 at an office building in Cleveland, Ohio.
Our Land Segment provided a pre-tax EBDT increase of $7,841,000. This increase includes a reduction in fair value of the DURA purchase obligation and fee, that resulted from the Lehman Brothers, Inc. bankruptcy of $12,434,000 in 2008, which was partially offset by lower land sales.
Our EBDT for the nine months ended October 31, 2009 increased by $74,264,000, or 50.0%, to $222,699,000 from $148,435,000 for the nine months ended October 31, 2008. Our Commercial and Residential Segments combined provided a pre-tax EBDT increase of $64,157,000. This is primarily the result of decreased interest expense on our mature portfolio of $15,068,000, the ramp up of new properties of $7,212,000, a gain on early extinguishment of nonrecourse mortgage debt of $28,803,000, primarily at an underperforming retail project, decreased write-offs of abandoned development projects of $17,808,000 and increased income recognized on the sale of state and federal Historic Preservation and New Market tax credits of $4,241,000. These increases in the portfolio were partially offset by a pre-tax EBDT decrease due to the 2008 lease termination fee income which did not recur of $12,228,000, the decrease in military housing of $7,117,000 and $3,283,000 in reduced EBDT from properties sold.
In addition, our Land Segment provided a pre-tax EBDT increase of $13,552,000. This increase includes a reduction in fair value of the DURA purchase obligation and fee, that resulted from the Lehman Brothers, Inc. bankruptcy of $12,434,000 in 2008, and a gain on early extinguishment of nonrecourse mortgage debt of $11,340,000. These increases were partially offset by lower land sales in addition to reduced fee income and profit participation at Stapleton.
Corporate pre-tax EBDT decreased $11,781,000. This pre-tax EBDT decrease includes the company-wide severance and outplacement expenses of $8,720,000 and increased corporate interest expense of $12,191,000 (which includes the non-cash interest of the adoption of accounting guidance for convertible instruments in 2009 only), partially offset by cost savings initiatives of $7,975,000.
The reduced losses on the Nets provided a pre-tax EBDT increase of $2,039,000. EBDT was favorably impacted by a larger tax benefit of $6,297,000 compared to the prior year.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of EBDT - The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Loss to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2009	2008	2009	2008

	(in thousands)		(in thousands)
Net loss attributable to Forest City Enterprises, Inc.	$(4,384)	$(19,115)	$(36,852)	$(67,903)
Depreciation and amortization – Real Estate Groups (4)	71,284	69,725	218,436	214,173
Amortization of mortgage procurement costs – Real Estate Groups (4)	3,888	3,218	11,733	10,009
Deferred income tax expense – Real Estate Groups (5)	1,205	(5,920)	(2,294)	(5,266)
Deferred income tax expense - Non-Real Estate Groups: (5)
Gain on disposition of other investments	-	-	-	58

Current income tax expense on non-operating earnings: (5)
Gain on disposition included in discontinued operations	(3,031)	-	754	-
Gain on disposition of unconsolidated entities	203	(833)	203	506

Straight-line rent adjustment (2)	(3,164)	(4,523)	(9,553)	(3,422)
Preference payment (3)	585	877	1,756	2,744
Preferred return on disposition	-	-	-	208
Impairment of real estate	549	-	3,124	-
Impairment of unconsolidated entities	13,200	-	34,663	6,026
Gain on disposition of unconsolidated entities	(4,498)	(200)	(4,498)	(1,081)
Gain on disposition of other investments	-	-	-	(150)
Discontinued operations: (1)
Gain on disposition of rental properties	-	-	(4,548)	(8,627)
Impairment of real estate	9,775	-	9,775	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	909	-	1,160

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$85,612	$44,138	$222,699	$148,435

(1)	All earnings of properties which have been sold or are held for sale are reported as discontinued operations assuming no significant continuing involvement.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to accounting for leases. The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	October 31,		October 31,		October 31,		October 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Full Consolidation	$66,393	$64,038	$199,659	$198,610	$3,562	$2,838	$10,645	$8,723
Non-Real Estate	(3,412)	(3,119)	(10,372)	(9,940)	-	-	-	-

Real Estate Groups Full Consolidation	62,981	60,919	189,287	188,670	3,562	2,838	10,645	8,723
Real Estate Groups related to noncontrolling interest	(1,687)	(1,044)	(3,412)	(3,575)	(126)	(114)	(449)	(383)
Real Estate Groups Unconsolidated	9,795	8,399	31,214	25,167	445	388	1,487	1,330
Real Estate Groups Discontinued Operations	195	1,451	1,347	3,911	7	106	50	339

Real Estate Groups Pro-Rata Consolidation	$71,284	$69,725	$218,436	$214,173	$3,888	$3,218	$11,733	$10,009

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(5)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended October 31,		Nine Months Ended October 31,
		2009	2008	2009	2008

		(in thousands)		(in thousands)

(A)	Operating earnings
	Current	$3,788	$(3,666)	$(9,740)	$(15,550)
	Deferred	(3,095)	(8,328)	(3,224)	(10,900)

		693	(11,994)	(12,964)	(26,450)

(B)	Impairment of real estate
	Deferred	(212)	-	(1,211)	(141)
	Deferred - Unconsolidated entities	(5,121)	-	(13,444)	(2,187)

		(5,333)	-	(14,655)	(2,328)

(C)	Gain on disposition of other investments
	Current - Non-Real Estate Groups	-	-	-	-
	Deferred - Non-Real Estate Groups	-	-	-	58

		-	-	-	58

(D)	Gain on disposition of unconsolidated entities
	Current	203	(833)	203	506
	Deferred	1,542	911	1,542	(168)

		1,745	78	1,745	338

	Subtotal (A) (B) (C) (D)
	Current	3,991	(4,499)	(9,537)	(15,044)
	Deferred	(6,886)	(7,417)	(16,337)	(13,338)

	Income tax expense	(2,895)	(11,916)	(25,874)	(28,382)

(E)	Discontinued operations
	Operating earnings
	Current	12	110	94	(636)
	Deferred	356	18	474	1,284

		368	128	568	648

	Gain on disposition of rental properties
	Current	(3,031)	-	754	-
	Deferred	3,031	-	1,010	3,333

		-	-	1,764	3,333

	Impairment of real estate
	Current	-	-	-	-
	Deferred	(3,791)	-	(3,791)	-

		(3,791)	-	(3,791)	-

		(3,423)	128	(1,459)	3,981

	Grand Total (A) (B) (C) (D) (E)
	Current	972	(4,389)	(8,689)	(15,680)
	Deferred	(7,290)	(7,399)	(18,644)	(8,721)

		$(6,318)	$(11,788)	$(27,333)	$(24,401)

	Recap of Grand Total:
	Real Estate Groups
	Current	$3,183	$(10,642)	$(1,026)	$(570)
	Deferred	1,205	(5,920)	(2,294)	(5,266)

		4,388	(16,562)	(3,320)	(5,836)

	Non-Real Estate Groups
	Current	(2,211)	6,253	(7,663)	(15,110)
	Deferred	(8,495)	(1,479)	(16,350)	(3,455)

		(10,706)	4,774	(24,013)	(18,565)

	Grand Total	$(6,318)	$(11,788)	$(27,333)	$(24,401)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$241,317	$10,612	$28,032	$-	$258,737	$247,643	$10,438	$27,876	$999	$266,080
Exclude straight-line rent adjustment	(4,759)	-	-	-	(4,759)	(6,061)	-	-	(48)	(6,109)

Adjusted revenues	236,558	10,612	28,032	-	253,978	241,582	10,438	27,876	951	259,971
Operating expenses	116,634	5,241	14,473	-	125,866	123,587	4,278	15,201	296	134,806
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,591	-	-	-	1,591	1,520	-	-	-	1,520
Exclude straight-line rent adjustment	(1,611)	-	-	-	(1,611)	(1,587)	-	-	-	(1,587)
Exclude preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)

Adjusted operating expenses	116,029	5,241	14,473	-	125,261	122,643	4,278	15,201	296	133,862
Add interest and other income	843	17	1,481	-	2,307	1,255	74	977	1	2,159
Add equity in earnings (loss), including impairment of unconsolidated entities	(3,831)	1	3,830	-	(2)	2,227	2	(2,226)	-	(1)
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	(200)	-	200	-	-
Exclude impairment of unconsolidated entities	7,217	-	(7,217)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	4,410	-	(4,410)	-	-	3,996	-	(3,996)	-	-

Net operating income	129,168	5,389	7,243	-	131,022	126,217	6,236	7,630	656	128,267
Interest expense	62,770	3,599	7,243	-	66,414	64,777	3,129	7,630	404	69,682
(Gain) loss on early extinguishment of debt	(24,219)	-	-	-	(24,219)	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	1,790	1,790	-	-	-	3,107	3,107	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,359	-	-	-	1,359
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	252	-	-	(252)	-

Pre-Tax EBDT	88,827	-	-	-	88,827	57,226	-	-	-	57,226
Income tax expense (benefit)	3,713	-	-	-	3,713	1,334	-	-	-	1,334

Earnings before depreciation, amortization and deferred taxes (EBDT)	$85,114	$-	$-	$-	$85,114	$55,892	$-	$-	$-	$55,892

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$85,114	$-	$-	$-	$85,114	$55,892	$-	$-	$-	$55,892
Depreciation and amortization - Real Estate Groups	(51,995)	-	-	-	(51,995)	(49,582)	-	-	(300)	(49,882)
Amortization of mortgage procurement costs - Real Estate Groups	(3,214)	-	-	-	(3,214)	(2,250)	-	-	(7)	(2,257)
Deferred taxes - Real Estate Groups	(10,078)	-	-	-	(10,078)	(2,016)	-	-	(7)	(2,023)
Straight-line rent adjustment	3,148	-	-	-	3,148	4,474	-	-	48	4,522
Preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	122	-	122
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	122	-	(122)	-	-
Impairment of real estate, net of tax	-	-	(4,417)	-	(4,417)	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	(4,417)	-	4,417	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	1,359	-	-	-	1,359
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(300)	-	-	300	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(7)	-	-	7	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(7)	-	-	7	-
Straight-line rent adjustment	-	-	-	-	-	48	-	-	(48)	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$17,973	$-	$-	$-	$17,973	$6,856	$-	$-	$-	$6,856

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$58,663	$1,491	$38,694	$1,688	$97,554	$72,475	$5,353	$51,740	$3,150	$122,012
Exclude straight-line rent adjustment	(15)	-	-	-	(15)	(2)	-	-	-	(2)

Adjusted revenues	58,648	1,491	38,694	1,688	97,539	72,473	5,353	51,740	3,150	122,010
Operating expenses	35,110	643	23,784	35	58,286	44,455	1,173	37,625	120	81,027
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	954	-	-	-	954	777	-	-	-	777
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	36,065	643	23,784	35	59,241	45,232	1,173	37,625	120	81,804
Add interest and other income	2,712	8	93	-	2,797	3,743	62	(444)	36	3,273
Add equity in earnings (loss), including impairment of unconsolidated entities	1,814	(14)	(1,732)	-	96	2,225	108	(2,305)	-	(188)
Exclude gain on dispositon of unconsolidated entities	(4,498)	-	4,498	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	4,713	-	(4,713)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	5,784	-	(5,784)	-	-	4,733	-	(4,733)	-	-

Net operating income	33,108	842	7,272	1,653	41,191	37,942	4,350	6,633	3,066	43,291
Interest expense	5,512	349	7,272	502	12,937	12,411	457	6,604	1,479	20,037
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	29	-	29
Noncontrolling interest in earnings before depreciation and amortization	493	493	-	-	-	3,893	3,893	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	306	-	-	-	306
Add: Pre-Tax EBDT from discontinued operations	1,151	-	-	(1,151)	-	1,587	-	-	(1,587)	-

Pre-Tax EBDT	28,254	-	-	-	28,254	22,919	-	-	-	22,919
Income tax expense (benefit)	1,462	-	-	-	1,462	(3,253)	-	-	-	(3,253)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$26,792	$-	$-	$-	$26,792	$26,172	$-	$-	$-	$26,172

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$26,792	$-	$-	$-	$26,792	$26,172	$-	$-	$-	$26,172
Depreciation and amortization - Real Estate Groups	(19,007)	-	-	(195)	(19,202)	(18,523)	-	-	(1,151)	(19,674)
Amortization of mortgage procurement costs - Real Estate Groups	(602)	-	-	(7)	(609)	(781)	-	-	(99)	(880)
Deferred taxes - Real Estate Groups	(1,950)	-	-	(356)	(2,306)	(4,041)	-	-	(11)	(4,052)
Straight-line rent adjustment	16	-	-	-	16	2	-	-	-	2
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	2,753	-	2,753	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	2,753	-	(2,753)	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	(2,885)	(5,984)	(8,869)	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	(2,885)	-	2,885	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	306	-	-	-	306
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(195)	-	-	195	-	(1,151)	-	-	1,151	-
Amortization of mortgage procurement costs - Real Estate Groups	(7)	-	-	7	-	(99)	-	-	99	-
Deferred taxes - Real Estate Groups	(356)	-	-	356	-	(11)	-	-	11	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,425)	$-	$-	$-	$(1,425)	$1,874	$-	$-	$-	$1,874

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$6,120	$344	$1,658	$-	$7,434	$10,263	$338	$4,128	$-	$14,053
Exclude straight-line rent adjustment	-	-	-	-	-	1	-	-	-	1

Adjusted revenues	6,120	344	1,658	-	7,434	10,264	338	4,128	-	14,054
Operating expenses	11,224	392	1,593	-	12,425	25,323	1,844	2,583	-	26,062
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	135	-	-	-	135	129	-	-	-	129
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	11,359	392	1,593	-	12,560	25,452	1,844	2,583	-	26,191
Add interest and other income	1,759	175	13	-	1,597	1,676	157	5	-	1,524
Add equity in earnings (loss), including impairment of unconsolidated entities	1,034	-	(529)	-	505	2,209	-	(1,403)	-	806
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	1,270	-	(1,270)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	46	-	(46)	-	-	58	-	(58)	-	-

Net operating income	(1,130)	127	(1,767)	-	(3,024)	(11,245)	(1,349)	89	-	(9,807)
Interest expense	817	84	107	-	840	(127)	31	89	-	(69)
(Gain) loss on early extinguishment of debt	-	-	(1,874)	-	(1,874)	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	43	43	-	-	-	(1,380)	(1,380)	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	93	-	-	-	93
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(1,990)	-	-	-	(1,990)	(9,831)	-	-	-	(9,831)
Income tax expense (benefit)	1,031	-	-	-	1,031	3,391	-	-	-	3,391

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(3,021)	$-	$-	$-	$(3,021)	$(13,222)	$-	$-	$-	$(13,222)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(3,021)	$-	$-	$-	$(3,021)	$(13,222)	$-	$-	$-	$(13,222)
Depreciation and amortization - Real Estate Groups	(87)	-	-	-	(87)	(169)	-	-	-	(169)
Amortization of mortgage procurement costs - Real Estate Groups	(65)	-	-	-	(65)	(81)	-	-	-	(81)
Deferred taxes - Real Estate Groups	1,657	-	-	-	1,657	7,702	-	-	-	7,702
Straight-line rent adjustment	-	-	-	-	-	(1)	-	-	-	(1)
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	(336)	-	(778)	-	(1,114)	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	(778)	-	778	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	93	-	-	-	93
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(2,630)	$-	$-	$-	$(2,630)	$(5,678)	$-	$-	$-	$(5,678)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$6,144	$-	$6,144	$-	$-	$4,058	$-	$4,058
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	6,144	-	6,144	-	-	4,058	-	4,058
Operating expenses	-	-	12,060	-	12,060	-	-	10,687	-	10,687
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	2,512	-	2,512	-	-	1,390	-	1,390
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	14,572	-	14,572	-	-	12,077	-	12,077
Add interest and other income	-	-	74	-	74	-	-	64	-	64
Add equity in earnings (loss), including impairment of unconsolidated entities	(10,853)	-	10,853	-	-	(9,859)	-	9,859	-	-
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(10,853)	-	2,499	-	(8,354)	(9,859)	-	1,904	-	(7,955)
Interest expense	-	-	2,499	-	2,499	-	-	1,904	-	1,904
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(10,853)	-	-	-	(10,853)	(9,859)	-	-	-	(9,859)
Income tax expense (benefit)	(3,788)	-	-	-	(3,788)	(3,377)	-	-	-	(3,377)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,065)	$-	$-	$-	$(7,065)	$(6,482)	$-	$-	$-	$(6,482)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,065)	$-	$-	$-	$(7,065)	$(6,482)	$-	$-	$-	$(6,482)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(7,065)	$-	$-	$-	$(7,065)	$(6,482)	$-	$-	$-	$(6,482)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Operating expenses	8,716	-	-	-	8,716	7,076	-	-	-	7,076
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	732	-	-	-	732	693	-	-	-	693
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,448	-	-	-	9,448	7,769	-	-	-	7,769
Add interest and other income	208	-	-	-	208	78	-	-	-	78
Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(9,240)	-	-	-	(9,240)	(7,691)	-	-	-	(7,691)
Interest expense	18,764	-	-	-	18,764	20,020	-	-	-	20,020
(Gain) loss on early extinguishment of debt	(4,683)	-	-	-	(4,683)	(3,692)	-	-	-	(3,692)
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(2,667)	-	-	-	(2,667)
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(23,321)	-	-	-	(23,321)	(21,352)	-	-	-	(21,352)
Income tax expense (benefit)	(7,113)	-	-	-	(7,113)	(3,130)	-	-	-	(3,130)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,208)	$-	$-	$-	$(16,208)	$(18,222)	$-	$-	$-	$(18,222)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,208)	$-	$-	$-	$(16,208)	$(18,222)	$-	$-	$-	$(18,222)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	4,971	-	-	-	4,971	5,204	-	-	-	5,204
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(2,667)	-	-	-	(2,667)
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(11,237)	$-	$-	$-	$(11,237)	$(15,685)	$-	$-	$-	$(15,685)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Total 2009					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$306,100	$12,447	$74,528	$1,688	$369,869	$330,381	$16,129	$87,802	$4,149	$406,203
Exclude straight-line rent adjustment	(4,774)	-	-	-	(4,774)	(6,062)	-	-	(48)	(6,110)

Adjusted revenues	301,326	12,447	74,528	1,688	365,095	324,319	16,129	87,802	4,101	400,093
Operating expenses	171,684	6,276	51,910	35	217,353	200,441	7,295	66,096	416	259,658
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,412	-	2,512	-	5,924	3,119	-	1,390	-	4,509
Exclude straight-line rent adjustment	(1,610)	-	-	-	(1,610)	(1,587)	-	-	-	(1,587)
Exclude preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)

Adjusted operating expenses	172,901	6,276	54,422	35	221,082	201,096	7,295	67,486	416	261,703
Add interest and other income	5,522	200	1,661	-	6,983	6,752	293	602	37	7,098
Add equity in earnings (loss), including impairment of unconsolidated entities	(11,836)	(13)	12,422	-	599	(3,198)	110	3,925	-	617
Exclude gain on dispositon of unconsolidated entities	(4,498)	-	4,498	-	-	(200)	-	200	-	-
Exclude impairment of unconsolidated entities	13,200	-	(13,200)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	10,240	-	(10,240)	-	-	8,787	-	(8,787)	-	-

Net operating income	141,053	6,358	15,247	1,653	151,595	135,364	9,237	16,256	3,722	146,105
Interest expense	87,863	4,032	17,121	502	101,454	97,081	3,617	16,227	1,883	111,574
(Gain) loss on early extinguishment of debt	(28,902)	-	(1,874)	-	(30,776)	(3,692)	-	29	-	(3,663)
Noncontrolling interest in earnings before depreciation and amortization	2,326	2,326	-	-	-	5,620	5,620	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(909)	-	-	-	(909)
Add: Pre-Tax EBDT from discontinued operations	1,151	-	-	(1,151)	-	1,839	-	-	(1,839)	-

Pre-Tax EBDT	80,917	-	-	-	80,917	39,103	-	-	-	39,103
Income tax expense (benefit)	(4,695)	-	-	-	(4,695)	(5,035)	-	-	-	(5,035)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$85,612	$-	$-	$-	$85,612	$44,138	$-	$-	$-	$44,138

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$85,612	$-	$-	$-	$85,612	$44,138	$-	$-	$-	$44,138
Depreciation and amortization - Real Estate Groups	(71,089)	-	-	(195)	(71,284)	(68,274)	-	-	(1,451)	(69,725)
Amortization of mortgage procurement costs - Real Estate Groups	(3,881)	-	-	(7)	(3,888)	(3,112)	-	-	(106)	(3,218)
Deferred taxes - Real Estate Groups	(5,400)	-	-	(356)	(5,756)	6,849	-	-	(18)	6,831
Straight-line rent adjustment	3,164	-	-	-	3,164	4,475	-	-	48	4,523
Preference payment	(585)	-	-	-	(585)	(877)	-	-	-	(877)
Gain on disposition of rental properties and other investments, net of tax	-	-	2,753	-	2,753	-	-	122	-	122
Gain on disposition of unconsolidated entities, net of tax	2,753	-	(2,753)	-	-	122	-	(122)	-	-
Impairment of real estate, net of tax	(336)	-	(8,080)	(5,984)	(14,400)	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	(8,080)	-	8,080	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(909)	-	-	-	(909)
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(195)	-	-	195	-	(1,451)	-	-	1,451	-
Amortization of mortgage procurement costs - Real Estate Groups	(7)	-	-	7	-	(106)	-	-	106	-
Deferred taxes - Real Estate Groups	(356)	-	-	356	-	(18)	-	-	18	-
Straight-line rent adjustment	-	-	-	-	-	48	-	-	(48)	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(4,384)	$-	$-	$-	$(4,384)	$(19,115)	$-	$-	$-	$(19,115)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands)

	Commercial Group 2009					Commercial Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$720,755	$32,960	$83,078	$813	$771,686	$715,991	$29,351	$82,172	$2,958	$771,770
Exclude straight-line rent adjustment	(14,367)	-	-	(12)	(14,379)	(8,036)	-	-	(147)	(8,183)

Adjusted revenues	706,388	32,960	83,078	801	757,307	707,955	29,351	82,172	2,811	763,587
Operating expenses	343,224	15,341	44,860	320	373,063	375,932	10,175	45,228	944	411,929
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	4,876	-	-	-	4,876	4,630	-	-	-	4,630
Exclude straight-line rent adjustment	(4,857)	-	-	-	(4,857)	(4,780)	-	-	-	(4,780)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)

Adjusted operating expenses	341,487	15,341	44,860	320	371,326	373,038	10,175	45,228	944	409,035
Add interest and other income	2,645	(43)	2,125	-	4,813	7,599	298	2,052	6	9,359
Add equity in earnings (loss), including impairment of unconsolidated entities	(3,863)	1	3,862	-	(2)	4,092	(30)	(4,272)	-	(150)
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	(1,081)	-	1,081	-	-
Exclude impairment of unconsolidated entities	8,828	-	(8,828)	-	-	1,263	-	(1,263)	-	-
Exclude depreciation and amortization of unconsolidated entities	12,895	-	(12,895)	-	-	11,710	-	(11,710)	-	-

Net operating income	385,406	17,577	22,482	481	390,792	358,500	19,444	22,832	1,873	363,761
Interest expense	175,916	9,571	22,482	322	189,149	177,171	9,148	22,832	1,196	192,051
(Gain) loss on early extinguishment of debt	(24,219)	-	-	-	(24,219)	1,479	119	-	-	1,360
Preferred return on disposition	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	8,006	8,006	-	-	-	10,177	10,177	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	4,615	-	-	-	4,615
Add: Pre-Tax EBDT from discontinued operations	159	-	-	(159)	-	677	-	-	(677)	-

Pre-Tax EBDT	225,862	-	-	-	225,862	165,735	-	-	-	165,735
Income tax expense (benefit)	8,088	-	-	-	8,088	2,717	-	-	-	2,717

Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,774	$-	$-	$-	$217,774	$163,018	$-	$-	$-	$163,018

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$217,774	$-	$-	$-	$217,774	$163,018	$-	$-	$-	$163,018
Depreciation and amortization - Real Estate Groups	(157,683)	-	-	(107)	(157,790)	(155,294)	-	-	(678)	(155,972)
Amortization of mortgage procurement costs - Real Estate Groups	(9,322)	-	-	(5)	(9,327)	(7,282)	-	-	(21)	(7,303)
Deferred taxes - Real Estate Groups	(12,471)	-	-	(31)	(12,502)	(13)	-	-	(24)	(37)
Straight-line rent adjustment	9,510	-	-	12	9,522	3,256	-	-	147	3,403
Preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)
Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	2,784	2,784	-	-	663	-	663
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	663	-	(663)	-	-
Impairment of real estate, net of tax	-	-	(5,404)	-	(5,404)	-	-	(775)	-	(775)
Impairment of unconsolidated entities, net of tax	(5,404)	-	5,404	-	-	(775)	-	775	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	4,615	-	-	-	4,615
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(107)	-	-	107	-	(678)	-	-	678	-
Amortization of mortgage procurement costs - Real Estate Groups	(5)	-	-	5	-	(21)	-	-	21	-
Deferred taxes - Real Estate Groups	(31)	-	-	31	-	(24)	-	-	24	-
Straight-line rent adjustment	12	-	-	(12)	-	147	-	-	(147)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$43,301	$-	$-	$-	$43,301	$4,868	$-	$-	$-	$4,868

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Residential Group 2009					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$198,643	$4,221	$140,264	$4,663	$339,349	$220,172	$17,300	$155,163	$10,156	$368,191
Exclude straight-line rent adjustment	(31)	-	-	-	(31)	(21)	-	-	-	(21)

Adjusted revenues	198,612	4,221	140,264	4,663	339,318	220,151	17,300	155,163	10,156	368,170
Operating expenses	134,110	1,060	94,526	110	227,686	142,655	11,237	109,983	660	242,061
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,871	-	-	-	2,871	2,694	-	-	-	2,694
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	136,981	1,060	94,526	110	230,557	145,349	11,237	109,983	660	244,755
Add interest and other income	12,842	59	489	-	13,272	9,861	170	1,499	130	11,320
Add equity in earnings (loss), including impairment of unconsolidated entities	(14,856)	(82)	15,055	-	281	2,937	13	(3,417)	-	(493)
Exclude gain on dispositon of unconsolidated entities	(4,498)	-	4,498	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	24,303	-	(24,303)	-	-	4,398	-	(4,398)	-	-
Exclude depreciation and amortization of unconsolidated entities	19,608	-	(19,608)	-	-	14,604	-	(14,604)	-	-

Net operating income	99,030	3,138	21,869	4,553	122,314	106,602	6,246	24,260	9,626	134,242
Interest expense	21,460	1,056	21,693	1,862	43,959	28,359	1,121	24,001	4,525	55,764
(Gain) loss on early extinguishment of debt	403	-	176	-	579	3,752	-	51	-	3,803
Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-
Noncontrolling interest in earnings before depreciation and amortization	2,082	2,082	-	-	-	5,125	5,125	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	929	-	-	-	929
Add: Pre-Tax EBDT from discontinued operations	2,691	-	-	(2,691)	-	5,101	-	-	(5,101)	-

Pre-Tax EBDT	77,776	-	-	-	77,776	73,746	-	-	-	73,746
Income tax expense (benefit)	(4,341)	-	-	-	(4,341)	3	-	-	-	3

Earnings before depreciation, amortization and deferred taxes (EBDT)	$82,117	$-	$-	$-	$82,117	$73,743	$-	$-	$-	$73,743

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$82,117	$-	$-	$-	$82,117	$73,743	$-	$-	$-	$73,743
Depreciation and amortization - Real Estate Groups	(59,131)	-	-	(1,240)	(60,371)	(54,648)	-	-	(3,233)	(57,881)
Amortization of mortgage procurement costs - Real Estate Groups	(1,951)	-	-	(45)	(1,996)	(2,053)	-	-	(318)	(2,371)
Deferred taxes - Real Estate Groups	(9,929)	-	-	(443)	(10,372)	(3,366)	-	-	(1,260)	(4,626)
Straight-line rent adjustment	31	-	-	-	31	21	-	-	-	21
Preference payment	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)
Gain on disposition of rental properties and other investments, net of tax	-	-	2,753	-	2,753	-	-	-	5,294	5,294
Gain on disposition of unconsolidated entities, net of tax	2,753	-	(2,753)	-	-	-	-	-	-	-
Impairment of real estate, net of tax	(897)	-	(14,877)	(5,984)	(21,758)	-	-	(2,699)	-	(2,699)
Impairment of unconsolidated entities, net of tax	(14,877)	-	14,877	-	-	(2,699)	-	2,699	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	929	-	-	-	929
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(1,240)	-	-	1,240	-	(3,233)	-	-	3,233	-
Amortization of mortgage procurement costs - Real Estate Groups	(45)	-	-	45	-	(318)	-	-	318	-
Deferred taxes - Real Estate Groups	(443)	-	-	443	-	(1,260)	-	-	1,260	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(9,596)	$-	$-	$-	$(9,596)	$12,282	$-	$-	$-	$12,282

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Land Development Group 2009					Land Development Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$13,491	$827	$8,778	$-	$21,442	$23,844	$1,044	$13,158	$-	$35,958
Exclude straight-line rent adjustment	-	-	-	-	-	2	-	-	-	2

Adjusted revenues	13,491	827	8,778	-	21,442	23,846	1,044	13,158	-	35,960
Operating expenses	24,049	1,177	6,036	-	28,908	44,847	2,926	7,916	-	49,837
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	406	-	-	-	406	412	-	-	-	412
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	24,455	1,177	6,036	-	29,314	45,259	2,926	7,916	-	50,249
Add interest and other income	7,456	527	37	-	6,966	9,714	952	44	-	8,806
Add equity in earnings (loss), including impairment of unconsolidated entities	3,420	-	(2,651)	-	769	6,064	-	(4,371)	-	1,693
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	1,532	-	(1,532)	-	-	365	-	(365)	-	-
Exclude depreciation and amortization of unconsolidated entities	198	-	(198)	-	-	183	-	(183)	-	-

Net operating income	1,642	177	(1,602)	-	(137)	(5,087)	(930)	367	-	(3,790)
Interest expense	1,623	205	272	-	1,690	(299)	90	367	-	(22)
(Gain) loss on early extinguishment of debt	(9,466)	-	(1,874)	-	(11,340)	-	-	-	-	-
Preferred return on disposition	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	(28)	(28)	-	-	-	(1,020)	(1,020)	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	271	-	-	-	271
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	9,513	-	-	-	9,513	(4,039)	-	-	-	(4,039)
Income tax expense (benefit)	1,695	-	-	-	1,695	7,485	-	-	-	7,485

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,818	$-	$-	$-	$7,818	$(11,524)	$-	$-	$-	$(11,524)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,818	$-	$-	$-	$7,818	$(11,524)	$-	$-	$-	$(11,524)
Depreciation and amortization - Real Estate Groups	(275)	-	-	-	(275)	(320)	-	-	-	(320)
Amortization of mortgage procurement costs - Real Estate Groups	(410)	-	-	-	(410)	(335)	-	-	-	(335)
Deferred taxes - Real Estate Groups	(1,829)	-	-	-	(1,829)	9,543	-	-	-	9,543
Straight-line rent adjustment	-	-	-	-	-	(2)	-	-	-	(2)
Preference payment	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	(1,016)	-	(938)	-	(1,954)	-	-	(224)	-	(224)
Impairment of unconsolidated entities, net of tax	(938)	-	938	-	-	(224)	-	224	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	271	-	-	-	271
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$3,350	$-	$-	$-	$3,350	$(2,591)	$-	$-	$-	$(2,591)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	The Nets 2009					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$30,700	$-	$30,700	$-	$-	$36,651	$-	$36,651
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	30,700	-	30,700	-	-	36,651	-	36,651
Operating expenses	-	-	42,558	-	42,558	-	-	48,480	-	48,480
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	12,750	-	12,750	-	-	14,934	-	14,934
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	55,308	-	55,308	-	-	63,414	-	63,414
Add interest and other income	-	-	215	-	215	-	-	90	-	90
Add equity in earnings (loss), including impairment of unconsolidated entities	(29,841)	-	29,841	-	-	(31,880)	-	31,880	-	-
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(29,841)	-	5,448	-	(24,393)	(31,880)	-	5,207	-	(26,673)
Interest expense	-	-	5,448	-	5,448	-	-	5,207	-	5,207
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(29,841)	-	-	-	(29,841)	(31,880)	-	-	-	(31,880)
Income tax expense (benefit)	(10,222)	-	-	-	(10,222)	(10,966)	-	-	-	(10,966)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,619)	$-	$-	$-	$(19,619)	$(20,914)	$-	$-	$-	$(20,914)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,619)	$-	$-	$-	$(19,619)	$(20,914)	$-	$-	$-	$(20,914)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(19,619)	$-	$-	$-	$(19,619)	$(20,914)	$-	$-	$-	$(20,914)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Corporate Activities 2009					Corporate Activities 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Operating expenses	30,617	-	-	-	30,617	29,872	-	-	-	29,872
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,219	-	-	-	2,219	2,204	-	-	-	2,204
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	32,836	-	-	-	32,836	32,076	-	-	-	32,076
Add interest and other income	981	-	-	-	981	802	-	-	-	802
Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude gain on dispositon of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Net operating income	(31,855)	-	-	-	(31,855)	(31,274)	-	-	-	(31,274)
Interest expense	59,435	-	-	-	59,435	54,219	-	-	-	54,219
(Gain) loss on early extinguishment of debt	(4,683)	-	-	-	(4,683)	(3,692)	-	-	-	(3,692)
Preferred return on disposition	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(6,975)	-	-	-	(6,975)
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(86,607)	-	-	-	(86,607)	(74,826)	-	-	-	(74,826)
Income tax expense (benefit)	(21,216)	-	-	-	(21,216)	(18,938)	-	-	-	(18,938)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,391)	$-	$-	$-	$(65,391)	$(55,888)	$-	$-	$-	$(55,888)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(65,391)	$-	$-	$-	$(65,391)	$(55,888)	$-	$-	$-	$(55,888)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	11,103	-	-	-	11,103	1,223	-	-	-	1,223
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	92	-	-	-	92
Gain on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(6,975)	-	-	-	(6,975)
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(54,288)	$-	$-	$-	$(54,288)	$(61,548)	$-	$-	$-	$(61,548)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2009 and 2008 (in thousands) (continued)

	Total 2009					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$932,889	$38,008	$262,820	$5,476	$1,163,177	$960,007	$47,695	$287,144	$13,114	$1,212,570
Exclude straight-line rent adjustment	(14,398)	-	-	(12)	(14,410)	(8,055)	-	-	(147)	(8,202)

Adjusted revenues	918,491	38,008	262,820	5,464	1,148,767	951,952	47,695	287,144	12,967	1,204,368
Operating expenses	532,000	17,578	187,980	430	702,832	593,306	24,338	211,607	1,604	782,179
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	10,372	-	12,750	-	23,122	9,940	-	14,934	-	24,874
Exclude straight-line rent adjustment	(4,857)	-	-	-	(4,857)	(4,780)	-	-	-	(4,780)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)

Adjusted operating expenses	535,759	17,578	200,730	430	719,341	595,722	24,338	226,541	1,604	799,529
Add interest and other income	23,924	543	2,866	-	26,247	27,976	1,420	3,685	136	30,377
Add equity in earnings (loss), including impairment of unconsolidated entities	(45,140)	(81)	46,107	-	1,048	(18,787)	(17)	19,820	-	1,050
Exclude gain on dispositon of unconsolidated entities	(4,498)	-	4,498	-	-	(1,081)	-	1,081	-	-
Exclude impairment of unconsolidated entities	34,663	-	(34,663)	-	-	6,026	-	(6,026)	-	-
Exclude depreciation and amortization of unconsolidated entities	32,701	-	(32,701)	-	-	26,497	-	(26,497)	-	-

Net operating income	424,382	20,892	48,197	5,034	456,721	396,861	24,760	52,666	11,499	436,266
Interest expense	258,434	10,832	49,895	2,184	299,681	259,450	10,359	52,407	5,721	307,219
(Gain) loss on early extinguishment of debt	(37,965)	-	(1,698)	-	(39,663)	1,539	119	51	-	1,471
Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-
Noncontrolling interest in earnings before depreciation and amortization	10,060	10,060	-	-	-	14,282	14,282	-	-	-
Exclude retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(1,160)	-	-	-	(1,160)
Add: Pre-Tax EBDT from discontinued operations	2,850	-	-	(2,850)	-	5,778	-	-	(5,778)	-

Pre-Tax EBDT	196,703	-	-	-	196,703	128,736	-	-	-	128,736
Income tax expense (benefit)	(25,996)	-	-	-	(25,996)	(19,699)	-	-	-	(19,699)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$222,699	$-	$-	$-	$222,699	$148,435	$-	$-	$-	$148,435

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$222,699	$-	$-	$-	$222,699	$148,435	$-	$-	$-	$148,435
Depreciation and amortization - Real Estate Groups	(217,089)	-	-	(1,347)	(218,436)	(210,262)	-	-	(3,911)	(214,173)
Amortization of mortgage procurement costs - Real Estate Groups	(11,683)	-	-	(50)	(11,733)	(9,670)	-	-	(339)	(10,009)
Deferred taxes - Real Estate Groups	(13,126)	-	-	(474)	(13,600)	7,387	-	-	(1,284)	6,103
Straight-line rent adjustment	9,541	-	-	12	9,553	3,275	-	-	147	3,422
Preference payment	(1,756)	-	-	-	(1,756)	(2,744)	-	-	-	(2,744)
Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)
Gain on disposition of rental properties and other investments, net of tax	-	-	2,753	2,784	5,537	92	-	663	5,294	6,049
Gain on disposition of unconsolidated entities, net of tax	2,753	-	(2,753)	-	-	663	-	(663)	-	-
Impairment of real estate, net of tax	(1,913)	-	(21,219)	(5,984)	(29,116)	-	-	(3,698)	-	(3,698)
Impairment of unconsolidated entities, net of tax	(21,219)	-	21,219	-	-	(3,698)	-	3,698	-	-
Retrospective adoption of accounting guidance for convertible debt instruments	-	-	-	-	-	(1,160)	-	-	-	(1,160)
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(1,347)	-	-	1,347	-	(3,911)	-	-	3,911	-
Amortization of mortgage procurement costs - Real Estate Groups	(50)	-	-	50	-	(339)	-	-	339	-
Deferred taxes - Real Estate Groups	(474)	-	-	474	-	(1,284)	-	-	1,284	-
Straight-line rent adjustment	12	-	-	(12)	-	147	-	-	(147)	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-	5,294	-	-	(5,294)	-
Impairment of real estate, net of tax	(5,984)	-	-	5,984	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(36,852)	$-	$-	$-	$(36,852)	$(67,903)	$-	$-	$-	$(67,903)